UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule §240.14a-12

MAJESCO ENTERTAINMENT COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:
2.	Aggregate number of securities to which transaction applies:
3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4.	Proposed maximum aggregate value of transaction:
5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:
2.	Form, Schedule or Registration Statement No.:
3.	Filing Party:
4.	Date Filed:

February 17, 2015

Dear Stockholder,

    You are cordially invited to attend the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Majesco Entertainment Company to be held at 9:30 a.m. (local time) on March 30, 2015, at the offices of Thompson Hine LLP, located at 335 Madison Avenue, 11th Floor, New York, New York 10017. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

    The principal business of the meeting will be (i) to elect one Class I director to the Board to serve until the 2018 Annual Meeting of Stockholders, or, if the proposal to declassify the Board is approved by the stockholders to elect all directors to serve until the 2016 Annual Meeting of Stockholders, (ii) to approve an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify our Board of Directors (the “Board”), (iii) to approve an amendment to our Certificate of Incorporation to provide our stockholders the right to act by written consent, as permitted under Delaware law, (iv) to approve an amendment to our Certificate of Incorporation to increase the Company’s authorized shares of preferred stock from 10,000,000 to 20,000,000 blank check preferred stock, (v) to authorize our Board, without further action of the stockholders, to amend our Certificate of Incorporation to implement a reverse stock split of our capital stock, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to March 30, 2016, (vi) to approve the issuance of shares of the Company’s common stock issuable upon the conversion or dilution of the Company’s Series A Convertible Preferred Stock and exercise of those certain warrants to purchase shares of the Company’s common stock, each of which were issued by the Company in a private placement on December 17, 2014, as required by and in order to satisfy the requirements of The Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d), (vii) to approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d), (viii) to approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 10% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d), (ix) to approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of the proposal in clause (vii) or the proposal in clause (viii), as required by and in accordance with Nasdaq Marketplace Rule 5635(b), (x) to approve the Company’s 2014 Equity Incentive Plan attached as Appendix E to the accompanying proxy statement, including the reservation of 2,250,000 shares of Common Stock thereunder, (xi) to advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay), (xii) to ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2015 and (viii) to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

    We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely,

/s/ Board of Directors
Trent Donald Davis (Chairman)
Laurence Aronson
Mohit Bhansali

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

MAJESCO ENTERTAINMENT COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held March 30, 2015

    To the Stockholders of Majesco Entertainment Company:

    NOTICE IS HEREBY GIVEN that the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Majesco Entertainment Company, a Delaware corporation (the “Company”), will be held at 9:30 a.m. (local time) on March 30, 2015, or such later date or dates as such Annual Meeting date may be adjourned, at the offices of Thompson Hine LLP, located at 335 Madison Avenue, 11th Floor, New York, New York 10017, for the purpose of considering and taking action on the following proposals:

1.
To elect one Class I director to the Board of Directors (the “Board”) to serve until the 2018 Annual Meeting of Stockholders, or, if the proposal to declassify the Board is approved by the stockholders, to elect all directors to serve until the 2016 Annual Meeting of Stockholders;

2.	To approve an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify our Board;
3.	To approve an amendment to our Certificate of Incorporation to provide our stockholders the right to act by written consent, as permitted under Delaware law;
4.	To approve an amendment to our Certificate of Incorporation to increase the Company’s authorized shares of preferred stock from 10,000,000 to 20,000,000 blank check preferred stock;
5.
To authorize the Board, without further action of the stockholders, to amend our Certificate of Incorporation to implement a reverse stock split of our capital stock, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to March 30, 2016;

6.
To approve the issuance of shares of the Company’s common stock issuable upon the conversion or dilution of the Company’s Series A Convertible Preferred Stock and exercise of those certain warrants to purchase shares of the Company’s common stock, each of which were issued by the Company in a private placement on December 17, 2014, as required by and in order to satisfy the requirements of The Nasdaq Capital Market, including without limitation, Marketplace Rule 5635(d);

7.
To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

8.
To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 10% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

9.
To approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal 7 or Proposal 8, as required by and in accordance with Nasdaq Marketplace Rule 5635(b);

10.	To approve the Company’s 2014 Equity Incentive Plan attached as Appendix E to the accompanying proxy statement, including the reservation of 2,250,000 shares of common stock thereunder;
11.	To advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay);
12.	To ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2015; and
13.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

    The foregoing business items are more fully described in the following pages, which are made part of this notice.

WHO MAY VOTE:

    You may vote if you were the record owner of the Company’s stock at the close of business on February 12, 2015; provided, however, per applicable Nasdaq Marketplace Rules, the shares of common stock underlying the Series A Convertible Preferred Stock issued to investors on December 17, 2014 will not be eligible to vote for, and votes submitted with respect to such shares of common stock will not be counted for, Proposal 6. The Board of Directors of the Company has fixed the close of business on February 12, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.  As of the Record Date there were [7,054,202] shares of Majesco common stock outstanding and [1,763,825] shares of Majesco common stock underlying the shares of Series A Convertible Preferred Stock entitled to vote at the Annual Meeting. The foregoing shares are referred to herein as the “Shares,” holders of the Shares are entitled to one vote for each Share held.  A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary of the Company at 4041-T Hadley Road, S. Plainfield, New Jersey 07080.

    All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Adam Sultan
Adam Sultan
Secretary

February 17, 2015

Page

GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
MANAGEMENT AND CORPORATE GOVERNANCE	9
EXECUTIVE COMPENSATION	14
REPORT OF AUDIT COMMITTEE	19
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	20
ELECTION OF DIRECTORS	21
APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS OF THE COMPANY	22
APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE OUR STOCKHOLDERS THE RIGHT TO ACT BY WRITTEN CONSENT	23
APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF BLANK CHECK PREFERRED STOCK	24
APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO WITHIN A RANGE OF 1 FOR 3 TO 1 FOR 10 AT ANY TIME PRIOR TO MARCH 30, 2016	25
APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE CONVERSION OR DILUTION OF THE COMPANY’S SERIES A CONVERTIBLE PREFERRED STOCK AND EXERCISE OF CERTAIN WARRANTS TO PURCHASE SHARES OF THE COMPANY’S COMMON STOCK	32
APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 15% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)	34
APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 10% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)	36
APPROVAL OF ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE STOCKHOLDERS IN PROPOSAL 7 OR PROPOSAL 8 IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b)	38
APPROVAL OF THE COMPANY’S 2014 EQUITY INCENTIVE PLAN	39
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	46
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT	47
CORPORATE CODE OF CONDUCT AND ETHICS	48
SOLICITATION OF PROXIES	48
OTHER MATTERS	48
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	48

MAJESCO ENTERTAINMENT COMPANY

4041-T Hadley Road
S. Plainfield, New Jersey 07080
(732) 225-8910
PROXY STATEMENT

FOR MAJESCO ENTERTAINMENT COMPANY
2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 30, 2015

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

    This proxy statement, along with the accompanying notice of the 2015 Annual Meeting of Stockholders, contains information about the 2015 Annual Meeting of Stockholders of Majesco Entertainment Company, including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 9:30 a.m. (local time) on March 30, 2015, at the offices of Thompson Hine LLP, located at 335 Madison Avenue, 11th Floor, New York, New York 10017, or such later date or dates as such Annual Meeting date may be adjourned. For directions to the meeting, please call 1-732-225-8910.

    In this proxy statement, we refer to Majesco Entertainment Company as “Majesco,” the “Company,” “we,” “us” or “our.”

Why Did You Send Me This Proxy Statement?

    We sent you this proxy statement in connection with the solicitation by the Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 9:30 a.m. (local time) on March 30, 2015, at the offices of Thompson Hine LLP, located at 335 Madison Avenue, 11th Floor, New York, New York 10017, and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

    Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on March 30, 2015: The proxy statement and annual report to security holders are available at www.proxyvote.com.

    This proxy statement, the accompanying proxy and, though not part of this proxy statement, our 2014 Annual Report, which includes our financial statements for the fiscal year ended October 31, 2014, are being mailed on or about February 17, 2015 to all stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our 2014 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov or through the “Investor Relations” section of our website at www.majescoentertainment.com.

Who Can Vote?

    Stockholders who owned Majesco common stock at the close of business on February 12, 2015 (the “Record Date”), are entitled to vote at the Annual Meeting; provided, however, per applicable Nasdaq Marketplace Rules, the shares of common stock underlying the Series A Convertible Preferred Stock issued to investors on December 17, 2014 will not be eligible to vote for, and votes submitted with respect to such shares of common stock will not be counted for, Proposal 6. On the Record Date there were [7,054,202] shares of Majesco common stock outstanding and entitled to vote.  In addition, [1,763,825] shares of Majesco common stock underlying the shares of Series A Convertible Preferred Stock are entitled to vote at the Annual Meeting.  The number of shares of common stock underlying the Series A Convertible Preferred Stock was determined by dividing $1,199,400 of Series A Convertible Preferred Stock (representing 19.99% of the outstanding Series A Convertible Preferred Stock) by $0.68 (the conversion price of the Series A Convertible Preferred Stock currently in effect).  The shares of common stock, including those underlying the Series A Convertible Preferred Stock, are herein referred to as the “Shares.”

    You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

    Each share of Majesco common stock that you own entitles you to one vote.  For each share of Series A Convertible Preferred Stock owned you are entitled to the number of votes equal to the number of shares of common stock into which your shares of Series A Convertible Preferred Stock are convertible, subject to the conversion limitation currently in effect; provided, however, per applicable Nasdaq Marketplace Rules, the shares of common stock underlying the Series A Convertible Preferred Stock issued to investors on December 17, 2014 will not be eligible to vote for, and votes submitted with respect to such shares of common stock will not be counted for, Proposal 6. The shares of common stock issuable upon conversion of each share of Series A Convertible Preferred Stock is determined by dividing the base amount by the conversion price, subject to certain limitations as described in the Certificate of Designations, Preferences and Rights of the 0% Series A Convertible Preferred Stock of Majesco Entertainment Company, as filed with the Delaware Secretary of State on December 17, 2014.

How Do I Vote?

    Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

•
By mail.   Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

    If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•
In person at the meeting.   Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

How Does The Board Recommend That I Vote On The Proposals?

    The Board recommends that you vote as follows:

•	“FOR” for the election of the Board nominees as directors;
•	“FOR” the amendment to our restated certificate of incorporation to declassify the Board;
•	“FOR” the amendment to our restated certificate of incorporation to provide our stockholders the right to act by written consent;
•	“FOR” the amendment to our restated certificate of incorporation to increase the Company’s authorized shares of blank check preferred stock;
•
“FOR” the amendment to our restated certificate of incorporation to implement a reverse stock split of our capital stock, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to March 30, 2016;

•
“FOR” the issuance of shares of the Company’s common stock issuable upon the conversion or dilution of the Company’s Series A Convertible Preferred Stock and exercise of those certain warrants to purchase shares of the Company’s common stock;

•
“FOR” the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below the market price of the Company’s common stock;

•
“FOR” the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 10% below the market price of the Company’s common stock;

•	“FOR” the approval of any change of control that could result from the potential issuance of securities in the non-public offerings;
•	“FOR” the approval of the Company’s 2014 Equity Incentive Plan;
•	“FOR” the compensation of our named executive officers as set forth in this proxy statement; and
•	“FOR” ratification of the selection of EisnerAmper LLP as our independent public accountant for our fiscal year ending October 31, 2015.

    If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

    If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

•	if your shares are registered in your name, notifying Majesco’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

    You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

    If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”  The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”).  Under NYSE interpretations, Proposal 1 (election of directors), Proposal 2 (amendment to our restated certificate of incorporation to declassify the Board), Proposal 3 (amendment to our restated certificate of incorporation to provide our stockholders the right to act by written consent), Proposal 4 (amendment to our restated certificate of incorporation to increase the authorized shares of blank check preferred stock), Proposal 5 (amendment to our restated certificate of incorporation to implement a reverse stock split), Proposal 6 (issuance of shares of the Company’s common stock issuable upon the conversion or dilution of the Company’s Series A Convertible Preferred Stock and exercise of those certain warrants to purchase shares of the Company’s common stock), Proposal 7 (issuance of securities in one or more non-public offerings at a discount of 15% below the market price of the Company’s common stock), Proposal 8 (issuance of securities in one or more non-public offerings at a discount of 10% below the market price of the Company’s common stock), Proposal 9 (any change of control that could result from the potential issuances of securities in the non-public offerings), Proposal 10 (approval of the Company’s 2014 Equity Incentive Plan) and Proposal 11 (advisory vote to approve executive compensation) are considered non-routine matters, and Proposal 12 (the ratification of our independent public accountant) is considered a routine matter.  If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 12 (the ratification of our independent public accountant), but does not have authority to vote your unvoted shares for Proposal 1 (election of directors), Proposal 2 (amendment to our restated certificate of incorporation to declassify the Board), Proposal 3 (amendment to our restated certificate of incorporation to provide our stockholders the right to act by written consent), Proposal 4 (amendment to our restated certificate of incorporation to increase the authorized shares of blank check preferred stock), Proposal 5 (amendment to our restated certificate of incorporation to implement a reverse stock split), Proposal 6 (issuance of shares of the Company’s common stock issuable upon the conversion or dilution of the Company’s Series A Convertible Preferred Stock and exercise of those certain warrants to purchase shares of the Company’s common stock), Proposal 7 (issuance of securities in one or more non-public offerings at a discount of 15% below the market price of the Company’s common stock), Proposal 8 (issuance of securities in one or more non-public offerings at a discount of 10% below the market price of the Company’s common stock), Proposal 9 (any change of control that could result from the potential issuances of securities in the non-public offerings), Proposal 10 (approval of the Company’s 2014 Equity Incentive Plan) and Proposal 11 (advisory vote to approve executive compensation).  We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors
The nominees for director who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Amendment to our Restated Certificate of Incorporation to Declassify the Board
The affirmative vote of the holders of Shares representing two-thirds of all of the Company’s Shares entitled to vote as of the Record Date is required to approve the amendment to our restated certificate of incorporation to declassify the Board. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for this proposal.

Proposal 3: Amendment to our Restated Certificate of Incorporation to Provide Stockholders the Right to Act By Written Consent
The affirmative vote of the holders of Shares representing two-thirds of all of the Company’s Shares entitled to vote as of the Record Date is required to approve the amendment to our restated certificate of incorporation to provide stockholders the right to act by written consent. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.

Proposal 4: Amendment to our Restated Certificate of Incorporation to increase the Company’s authorized shares of blank check preferred stock
The affirmative vote of the holders of Shares representing a majority of all of the Company’s Shares entitled to vote as of the Record Date is required to approve the amendment to our restated certificate of incorporation to increase the Company’s authorized shares of blank check preferred stock. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for this proposal.

Proposal 5: Amendment to our Restated Certificate of Incorporation to Implement a Reverse Stock Split
The affirmative vote of the holders of Shares representing a majority of all of the Company’s Shares entitled to vote as of the Record Date is required to approve the amendment to our restated certificate of incorporation to implement a reverse stock split. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.

Proposal 6: Issuance of Shares of Common Stock Underlying the Series A Convertible Preferred Stock and Warrants
The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of the shares of the Company’s common stock issuable upon the conversion or dilution of the Company’s Series A Convertible Preferred Stock and exercise of those certain warrants to purchase shares of the Company’s common stock, each of which were issued by the Company in the private placement that closed on December 17, 2014, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.  In addition, per applicable Nasdaq Marketplace Rules, the shares of common stock underlying the Series A Convertible Preferred Stock will not be eligible to vote for, and votes submitted with respect to such shares of common stock will not be counted for, this proposal.

Proposal 7: Issuance of securities in non-public offering with a maximum discount of 15% below market price of the Company’s common stock
The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.

Proposal 8: Issuance of securities in non-public offering with a maximum discount of 10% below market price of the Company’s common stock
The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.

Proposal 9: Approval of any change of control that could result from the potential issuance of securities in a non-public offering
The affirmative vote of a majority of the votes cast for this proposal is required to approve any change of control that could result from the potential issuance of securities in the non-public offerings following the approval of Proposal 4 or Proposal 5, as required by and in accordance with Nasdaq Marketplace Rule 5635(b). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.

Proposal 10: Approval of the Company’s 2014 Equity Incentive Plan
The affirmative vote of a majority of the votes cast for this proposal is required to approve the 2014 Equity Incentive Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for this proposal. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 11: Advisory Vote to Approve the Compensation of Our Named Executive Officers
The advisory vote to approve the compensation of our named executive officers will be approved if the votes cast in favor of the proposal exceeds the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for named executive officers.

Proposal 12: Ratification of the Appointment of EisnerAmper LLP as Our Independent Public Accountant for the Fiscal Year Ending October 31, 2015
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of our independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent accountant. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2015, the Audit Committee of the Board may reconsider its appointment.

What Constitutes a Quorum for the Annual Meeting?

    The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

    The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

    Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•
stockholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer, and inform them of their request by calling them at  917-746-4595 or writing them at 110 Greene Street, Suite 403, New York, New York 10012.

•
stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, stockholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table is based upon [7,054,202] shares of common stock outstanding as of February 12, 2015, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers named in the Summary Compensation Table, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. Except as otherwise indicated, addresses are c/o Majesco Entertainment Company, 4041-T Hadley Road, S. Plainfield, New Jersey 07080.

Common Stock	Number of Shares Beneficially Owned		Voting Power
Greater than 5% Holders:
Barry Honig	[655,678]	(1)	[9.3]	%
Yair Goldfinger	[476,190]	(2)	[6.8]	%
Mark Grossman	[381,568]	(3)	[5.4]	%
Directors and Executive Officers:
Jesse Sutton	[236,026]	(4)	[3.3]	%
Michael Vesey	[106,582]	(5)	[1.5]	%
Mohit Bhansali	[6,470]		[*]
Trent Donald Davis	[6,470]		[*]
Laurence Aronson	[77,370]	(6)	[1.1]	%
Current Executive Officers and Directors as a Group	[432,918]	(8)	[6.0]	%

*	Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
Includes (i) [335,678] shares of common stock owned directly by Mr. Honig and (ii) [320,000] shares held by GRQ Consultants, Inc. 401K Plan for which Mr. Honig serves as manager and as to which shares Mr. Honig holds the shared power of disposition and the power to vote. Excludes [6,617,647] shares of common stock underlying Series A Convertible Preferred Stock and [6,617,647] shares of common stock underlying warrants held by Marlin Capital Investments, LLC as to which the holder may not convert or exercise, as applicable, in excess of 4.99% together with all shares owned. The address of the beneficial holder is 555 South Federal Highway #450, Boca Raton, FL 33432.

(2)	The address of the beneficial owner is 30 West 63rd Street, Apt. 15STU, New York, NY 10023.
(3)
Includes [381,568] shares of common stock owned by Melechdavid, Inc. as to which shares Mr. Groussman holds the shared power of disposition and the power to vote and excludes [735,294] shares of common stock underlying Series A Convertible Preferred Stock and [735,294] shares of common stock underlying warrants as to which the holder may not convert or exercise, as applicable, in excess of 4.99% together with all shares owned with affiliates. The address of the beneficial owner is 5154 La Gorce Drive, Miami, Beach, FL 33140.

(4)	Includes [52,368] shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(5)	Includes [34,316] shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(6)	Includes [13,951] shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(7)	Includes [20,310] shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.
(8)	Includes [100,635] shares of common stock underlying outstanding options but does not include options that have not vested and are not vesting within 60 days.

MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

    Below is information about our current directors. We currently have a staggered board of directors comprised of three classes and each director serves until the annual meeting associated with their class. If the proposal to declassify the Board is approved by the stockholders, the Company’s Restated Certificate of Incorporation will be amended to provide that all directors standing for election will become subject to election on an annual basis for a one-year term. If the proposal to declassify the Board is approved, all of our Class directorships will be eliminated and each of our directors will stand for election this year and, if elected, will serve until our annual meeting in 2016, or until their respective successor is elected and qualified.

    The present Class I board member is Trent Donald Davis, who is up for election this year as a Class I director, and if elected (and only if our proposal to declassify the Board is not approved) will serve until our annual meeting in 2018. The Board has reviewed the materiality of any relationship that each of our directors has with Majesco, either directly or indirectly. Based upon this review, the Board has determined that the following members of the Board are “independent directors” as defined by the rules of the Nasdaq Stock Market: Trent Donald Davis, Laurence Aronson, and Mohit Bhansali.

Class I

Name	Age	Position
Trent Donald Davis	47	Chairman

Class II

Name	Age	Position
Laurence Aronson	58	Director

Class III

Name	Age	Position
Mohit Bhansali	40	Director

    TRENT DONALD DAVIS.  Mr. Davis has served as one of our directors since December 17, 2014. He is currently the CEO of TD Advisors, LLC which is primarily engaged in executive professional advisory services to small entrepreneurial companies. He was formerly the President and a director of Paulson Capital Corp. from November 2013 until July 2014, when he successfully completed the reverse merger of Paulson Capital Corp. (Formerly Nasdaq: PLCC) with VBI Vaccines (Presently Nasdaq: VBIV), of which he currently serves on the board of directors and serves on its audit committee. He was also the Chief Executive Officer of Paulson Investment Company, Inc. a subsidiary of Paulson Capital Corp. from July 2005 until October 2014. He started with Paulson Investment Company, Inc. in 1991. He served as Senior Vice President of Syndicate and National Sales of Paulson Investment Company, Inc., from 1996 to 2005. He served as a board member, and was Chairman in 2003, of the National Investment Banking Association. None of these is a parent, subsidiary or other Affiliate of the Company. In considering Mr. Davis as a director of the Company, the Board considered his capital markets experience, his entrepreneurial experience and his management experience.

    LAURENCE ARONSON.  Mr. Aronson has served as one of our directors since November 4, 2004. He is currently an owner of Homewatch CareGivers of Essex, Morris and Union Counties, a provider of home care services. From 2003 to December 2009, he served as the President and Chief Executive Officer of Cartwheel LLC, a marketing services company. From 2000 to 2003, he was the President of Sales and Customer Marketing at Revlon USA. Prior to that, he held senior leadership positions at Procter & Gamble and Warner Lambert/Adams USA. In considering Mr. Aronson as a director of the Company, the Board reviewed his extensive background in organizational management and human resources, as well as his knowledge and experience in sales and marketing and his specialized expertise in retail marketing.

    MOHIT BHANSALI.  Mr. Bhansali has served as one of our directors since December 17, 2014.  He served as an executive officer and a director of Spiral Energy Tech Inc. from December 2011 through September 2014.  In addition, Mr. Bhansali has served as the President, Secretary and a director of Northern Wind Energy Corp. (formerly Icarus Wind Energy, Inc.) since December 2011 and as the Chief Executive Officer, Chief Financial Officer and Treasurer of Northern Wind Energy Corp. from December 2011 through October 2013, as a director of Silver Horn Mining Ltd. since November 2013, as a co-founder and the Chief Executive Officer of Equity Stock Transfer since November 2011, as a partner of Deadbeat Records LLC since 2010, as a securities specialist at Sichenzia Ross Friedman Ference LLP from 2009 through 2011 and as a securities specialist at Haynes and Boone, LLP from 2006 through 2009.  Mr. Bhansali worked as an equity trader with Tradescape and Etrade Securities from 1999 through 2002. In considering Mr. Bhansali as a director of the Company, the Board considered his entrepreneurial experience, his knowledge of capital markets and his experience in a variety of executive roles and his management experience. Mr. Bhansali qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

Committees of the Board of Directors and Meetings

    Meeting Attendance.   The Board has a policy that directors make all reasonable efforts to attend our Company’s annual stockholder meetings. Allan I. Grafman, Louis Lipschitz and Stephen Wilson  (three former directors) and Jesse Sutton attended last year’s annual stockholders’ meeting.  In fiscal 2014, there were a total of thirty meetings of the Board and the various committees of the Board met a total of fourteen times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal year 2014. The independent members of the Board also met regularly in executive session.

    Audit Committee.   The Board has a standing Audit Committee, consisting of Messrs. Trent Donald Davis, Mohit Bhansali (Chair) and Laurence Aronson. Our Audit Committee held six meetings during fiscal year 2014. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. The charter of the Audit Committee can be found on our website at www.majescoentertainment.com.

    The Board has determined that each member of the audit committee is “independent,” as that term is defined by applicable SEC rules. In addition, the Board has determined that each member of the audit committee is “independent,” as that term is defined by the rules of the Nasdaq Stock Market.

    The Board has determined that Mr. Mohit Bhansali is a“financial expert” serving on its Audit Committee, and are independent, as the SEC has defined that term in Item 407 of Regulation S-K. Please see the biographical information for these individuals contained in the section above entitled, “The Board of Directors.”

    Nominating and Governance Committee.   The Board has a standing Nominating and Governance Committee. The Nominating and Governance Committee consists of Messrs. Laurence Aronson (Chair), Trent Donald Davis and Mohit Bhansali. The Nominating and Governance Committee may employ a variety of methods for identifying and evaluating nominees for director. All members of the Nominating and Governance Committee qualify as independent as defined by the rules of the Nasdaq Stock Market. The Nominating and Governance Committee held two meetings during fiscal year 2014. The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The charter of the Nominating and Governance Committee can be found on our website at www.majescoentertainment.com.

    The Nominating and Governance Committee regularly assesses the size of the Board, the need for particular expertise on the Board, the upcoming election cycle of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. Candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year.

    As reflected in its charter, factors considered by the Nominating and Governance Committee in the selection of director nominees are those it may deem appropriate, including judgment, character, high ethics and standards, integrity, skills, diversity, independence, experience with businesses and organizations of a comparable size to the Company, the interplay of the candidate’s experience with the experience of other members of the Board of Directors and the extent to which the candidate would be a desirable addition to the Board or any of its committees. In addition, in considering nominees for director, the Nominating and Governance Committee will review the qualifications of available candidates that are brought to the attention of the Nominating and Governance Committee by any member of the Board, stockholders and management or identified by the Nominating and Governance Committee through the use of search firms or otherwise.

    The Nominating and Governance Committee does not set specific, minimum qualifications that nominees must meet in order for the Nominating and Governance Committee to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. Members of the Nominating and Governance Committee discuss and evaluate possible candidates in detail prior to recommending them to the Board. While we do not have a formal policy on diversity, the Nominating and Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

    If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should follow the procedures described in this section and in the Company’s Nominating and Governance Committee Charter. The Nominating and Governance Committee Charter adopted by the Nominating and Governance Committee provides that nominees recommended by stockholders are given appropriate consideration and will be evaluated in the same manner as other nominees. Following verification of the stockholder status of persons proposing candidates, the Nominating and Governance Committee makes an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Board of Directors before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a stockholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Governance Committee as part of its review. Other than the verification of compliance with procedures and stockholder status, and the initial analysis performed by the Nominating and Governance Committee, a potential candidate nominated by a stockholder is treated like any other potential candidate during the review process by the Nominating and Governance Committee.

    Board of Directors Leadership Structure and Role in Risk Oversight.   Our current Board of Directors leadership structure separates the positions of Chief Executive Officer and Chairman of the Board, although we do not have a corporate policy requiring that structure. The Board believes that this separation is appropriate for the Company at this time because it allows for a division of responsibilities and a sharing of ideas between individuals having different perspectives.

    Our Chief Executive Officer is primarily responsible for our operations and strategic direction, while our Chairman of the Board, who is an independent member of the Board, is primarily focused on matters pertaining to corporate governance, including management oversight. While the Board believes that this is the most appropriate structure at this time, the Board retains the authority to change the Board structure, including the possibility of combining the Chief Executive Officer and Chairman of the Board position, if it deems such a change to be appropriate in the future.

    While management is responsible for managing the day to day issues faced by the Company, the Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

    Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

    Compensation Committee; Compensation Committee Interlocks and Insider Participation.   The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of the Nasdaq Stock Market. None of the members of the Compensation Committee during fiscal 2014 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of the Compensation Committee are Messrs. Laurence Aronson (Chair), Trent Donald Davis and Mohit Bhansali. The Compensation Committee has no interlocks with other companies. The Compensation Committee held six meetings during fiscal year 2014. The charter of the Compensation Committee can be found on our website at www.majescoentertainment.com.

    The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the Compensation Committee under its charter include:

•	Annually reviewing and setting compensation of executive officers;
•	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors;
•
Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation;

•	Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;
•	Approving and overseeing incentive compensation and equity-based plans for executive officers that are subject to Board approval;
•	Making recommendations to the Board as to the Company’s compensation philosophy and overseeing the development and implementation of compensation programs;
•
Periodically reviewing benefits, perquisites, employment agreements, severance agreements, change in control agreements and provisions and other compensation related agreements provided and relating to the Company’s executive officers; and

•	Annually reviewing the Compensation Committee Charter.

    When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

    The Compensation Committee retains the consulting firm directly, although in carrying out assignments, the consulting firm also interacts with Company management when necessary and appropriate in order to obtain compensation and performance data for the executives and the Company. In addition, the consultant may, in its discretion, seek input and feedback from management regarding its consulting work product prior to presentation to the Compensation Committee in order to confirm alignment with the Company’s business strategy and/or identify data questions or other similar issues.

    The Compensation Committee has the authority, at the Company’s expense, to select, retain, terminate and set the fees and other terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

Communications with the Board of Directors

    Stockholders may communicate with the Board by sending an email to Investorrelations@majescoentertainment.com or by sending a letter to Majesco Entertainment Company’s Board of Directors, c/o the Office of the Secretary, 4041-T Hadley Road, S. Plainfield, New Jersey, 07080.

    The Office of the Secretary will receive the correspondence and forward it to the Chairman of the Board or to any individual director or directors to whom the communication is directed, unless the communication is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The Office of the Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Executive Officers

    The following sets forth certain information regarding our executive officers.

Name	Age	Position
Jesse Sutton	45	Chief Executive Officer
Michael Vesey	52	Chief Financial Officer

    JESSE SUTTON. Mr. Sutton is currently our Chief Executive Officer and has served in such capacity since November 29, 2007 and prior to that as Interim Chief Executive Officer since August 23, 2006. Previously, he served as our President, other than from December 5, 2003 through August 24, 2004, when he served as our Chief Executive Officer. Mr. Sutton also previously served as one of our directors from December 5, 2003 until February 6, 2006 and again from August 23, 2006 until December 17, 2014.

    MICHAEL VESEY. Mr. Vesey is currently our Chief Financial Officer and has served in such capacity since March 4, 2011, and prior to that, beginning on August 20, 2010, he served as our Interim Chief Financial Officer. Mr. Vesey joined the Company in May 2006 as its Corporate Controller. Most recently he served as its Senior Vice President, Corporate Controller and Chief Accounting Officer. From November 2004 until he joined the Company, Mr. Vesey held senior management positions at Dynamic Mobile Data, Bell South Wireless Data and Mobile Media Communications.  Mr. Vesey began his career as a CPA with KPMG and is a graduate of Pace University.

EXECUTIVE COMPENSATION

 Summary Compensation Table

    The following Summary Compensation Table sets forth summary information as to compensation paid or accrued during the last two fiscal years ended October 31, 2014 and October 31, 2013 to (i) our current Chief Executive Officer and (ii) our current Chief Financial Officer. During the last two fiscal years ended October 31, 2014 and October 31, 2013, none of our other executive officers earned compensation in excess of $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)	Total ($)
Jesse Sutton,	2014	363,000	—	—	—	—	13,859	376,859
Chief Executive Officer	2013	363,000	—	34,834	34,879	150,000	9,264	1,010,259

Michael Vesey,	2014	300,000	—	—	—	—	—	300,000
Chief Financial Officer	2013	275,000	—	16,731	14,347	84,000	—	576,552

(1)
Represents the aggregate grant date fair value for restricted stock awards granted during fiscal years 2013 and 2014 respectively, computed in accordance with FASB ASC Topic 718. See Note 12 to our consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2014 for details as to the assumptions used to determine the grant date fair value of the restricted stock awards.

(2)
Represents the aggregate grant date fair value for option awards granted during fiscal year 2013 and 2014, respectively, computed in accordance with FASB ASC Topic 718. See Note 12 to our consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2014 for details as to the assumptions used to determine the grant date fair value of the option awards.

(3)	Represents amounts paid to named executive officers in the applicable year pursuant to the Company’s STI Plan.
(4)	Represents health and dental insurance premiums in excess of coverage provided to other employees.

Narrative Disclosure to Summary Compensation Table

    Incentive Bonus Opportunity

    The Compensation Committee has the authority to award incentive bonuses to our executives. The incentive bonus program is based on the Company’s fiscal year performance.

    The incentive bonus program is an important component of total cash compensation because it rewards our executives for achieving annual financial and operational goals and emphasizes variable or “at risk” compensation.

    On April 19, 2013, the Compensation Committee approved the adoption of a new annual short-term incentive plan for fiscal year 2013 and subsequent years (the “STI Plan”).  In 2013, under the STI Plan, each of the named executive officers was eligible to receive an incentive bonus based upon a targeted percentage of his base salary, which was 100% for the Chief Executive Officer and 50% for the Chief Financial Officer.  The incentives could be earned based on our performance relative to a mix of strategic objectives, such as (i) growing cash flow from our console business, (ii) expanding our digital games business, measured in terms of revenue, infrastructure and talent acquisitions, business acquisitions, and product pipeline, and (iii) managing to adjusted operating income, cash flow and liquidity goals, eliminating operating losses on certain platforms, and repositioning the Company to invest in growth areas. In addition, in determining the eligibility for bonuses under the plan, the payout level for the strategic objectives was based on the Committee’s discretionary assessment of each officer’s performance relative to the overall mix of objectives.  Based on its review of overall performance, the Compensation Committee approved an incentive payout of $150,000 for the Chief Executive Officer and $84,000 for the Chief Financial Officer.

    No incentive plan was offered for fiscal year 2014.

    Long-Term Incentives

    We believe that long-term performance will be enhanced through equity awards that reward our executives and other employees for maximizing stockholder value over time and that align the interests of our executives and other employees with those of stockholders. The Compensation Committee believes that the use of equity awards offers the best approach to achieving our compensation goals because equity ownership ties a significant portion of an individual’s compensation to the performance of our stock.

    On August 3, 2013, the Compensation Committee granted the following equity awards (which award amounts have been adjusted to give effect to the reverse split that occurred on June 13, 2014) to our named executive officers under our Amended and Restated 2004 Employee, Director and Consultant Incentive Plan: 54,429 shares of restricted stock and 44,000 stock options to Mr. Sutton and 26,142 shares of restricted stock and 21,143 stock options to Mr. Vesey. The shares of restricted stock and the stock options will vest in equal installments over a three-year period beginning on the first anniversary of the grant date. The restricted shares and the stock options are intended to help retain our named executive officers and maintain their focus on our future success.

    We did not grant any equity awards to our executives in the 2014 fiscal year.

    Employment Agreements

    During 2013 and 2014, we had employment agreements with each of the named executive officers. Mr. Sutton’s employment agreement provides for an annual base salary of $363,000 and a discretionary bonus of up to 100% of his base salary. Mr. Vesey’s employment agreement provides for an annual base salary of $300,000 and an annual cash bonus to be determined in the sole discretion of the Company and based on such factors as the Company establishes.

    Under the employment agreements, each of the named executive officers would be entitled to certain payments and benefits if the Company terminated the executive’s employment without “cause” or the executive terminated his employment for “good reason”. Benefits are also provided if the executive is terminated in connection with a change in control. The benefit levels under the employment agreements generally include continued payment of base salary, a bonus for the year of termination, accelerated vesting of equity awards and continued welfare benefits, and are described in more detail under the “Potential Payments Upon Termination or Change-In-Control” below.

Outstanding Equity Awards at Fiscal Year-End

    The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended October 31, 2014, to each of the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1.34)(1)
Jesse Sutton	37,701	—		$5.39	01/16/2020	43,510	(2)	$58,303
	14,667	29,333	(3)	$4.48	08/03/2020
Michael Vesey	14,286	—		$11.48	03/04/2018	20,285	(4)	$27,182
	12,982	—		$5.39	01/16/2020
	7,048	14,095	(5)	$4.48	08/03/2020

(1)
The market value of the shares is determined by multiplying the number of shares times $1.34, the closing price of our common stock on the Nasdaq Capital Market on October 31, 2014, the last business day of our fiscal year.

(2)	Shares vest as follows: 25,004 shares on August 3, 2015; and 18,506 shares on August 3, 2016.

(3)	Shares vest as follows: 14,667 shares on August 3, 2015; and 14,666 shares on August 3, 2016.

(4)	Shares vest as follows: 11,396 shares on August 3, 2015 and 8,889 shares on August 3, 2016.

(5)	Shares vest as follows: 7,048 shares on August 3, 2015 and 7,047 shares on August 3, 2016

Potential Payments Upon Termination or Change-In-Control

We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or a change of control. The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement assuming that one of the events identified below occurs.

Mr. Jesse Sutton, Chief Executive Officer

    Pursuant to his employment agreement, if the Company terminates Mr. Sutton’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Sutton resigns for “good reason” (as such term is defined in the employment agreement), he will receive severance benefits from the Company, including:

•	continued payment of his base salary on a regular payroll basis for a period of 12 months;

•
within 30 days of termination, a payment equal to the average of the percentages used to calculate Mr. Sutton’s Annual Incentive Cash Bonus (as such term is defined in the employment agreement) in each of the previous three fiscal years times Mr. Sutton’s then current base salary (the “Severance Bonus”);

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination; and
•
continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Sutton is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

If the Company terminates Mr. Sutton’s employment without Cause or Mr. Sutton resigns for Good Reason within 24 months following a “change of control” (as such term is defined in the employment agreement), he will receive severance benefits (in lieu of all other severance programs/amounts) from the Company, including:

•	within 30 days of termination, a payment in an amount equal to: (i) two years base salary; and (ii) the Severance Bonus;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination; and

•
continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Sutton is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

Mr. Michael Vesey, Chief Financial Officer

Pursuant to his amended and restated employment agreement, effective as of August 22, 2013, if the Company terminates Mr. Vesey’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Vesey resigns for “good reason” (as such term is defined in the employment agreement), he will receive severance benefits from the Company, including:

•	continued payment of his base salary on a regular payroll basis for a period of 12 months;

•
a bonus payment, which shall be an amount equal to his average “target” annual incentive opportunity over the prior three fiscal years and shall be payable immediately after the effective date of Mr. Vesey’s release (the “Severance Bonus”);

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Vesey at the time of such termination; and

•
continued Company contributions toward Mr. Vesey’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Vesey is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

If the Company terminates Mr. Vesey’s employment without Cause or Mr. Vesey resigns for Good Reason within 12 months following a “change of control” (as such term is defined in the employment agreement), he will receive severance benefits (in lieu of all other severance programs/amounts) from the Company, including:

•	a lump sum severance payment, in an amount equal two years of Mr. Vesey’s base salary at the time of termination, payable on the eighth day following Mr. Vesey’s execution of a release;

•	The Severance Bonus which shall be payable on eighth day following Mr. Vesey’s execution of a release;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Vesey at the time of such termination; and

•
continued Company contributions toward Mr. Vesey’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Vesey is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

Director Compensation

    The following table shows the total compensation paid or accrued during the fiscal year ended October 31, 2014 to each of our directors, current and former.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($)		Total ($)
Jesse Sutton(3)(4)	—	—	—	—		—
Laurence Aronson	40,000	40,000	20,000	—		100,000
Allan I. Grafman(5)	72,000	48,000	24,000	18,000	(6)	162,000
Louis Lipschitz(7)	37,500	23,222	—	—		60,722
Keith McCurdy(8)	40,000	26,667	13,333	105,000	(9)	200,000
Stephen Wilson	40,000	33,333	16,667	—		90,000

(1)
Represents the aggregate grant date fair value for stock awards granted by us in fiscal year 2014 computed in accordance with FASB ASC Topic 718. See Note 12 to our condensed consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2014 for details as to the assumptions used to determine the fair value of the stock awards.

(2)
Represents the aggregate grant date fair value of options granted in fiscal year 2014 computed in accordance with FASB ASC Topic 718. See Note 12 to our condensed consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2014 for details as to the assumptions used to determine the fair value of the option awards.

(3)	Mr. Sutton does not receive compensation for serving as a director.
(4)	Mr. Sutton resigned from the Board on December 17, 2014.
(5)	Mr. Grafman resigned from the Board on December 17, 2014.
(6)	Represents a stipend for medical insurance.
(7)	Due to his death in July 2014, Mr. Lipschitz is no longer on the Board.
(8)	Mr. McCurdy resigned from the Board on November 10, 2014.
(9)	Pursuant to a consulting agreement, dated March 22, 2010, between Mr. McCurdy and the Company.

Name	Number of Stock Options Held at Fiscal Year-End		Number of Shares of Restricted Stock Held at Fiscal Year-End
Laurence Aronson	35,619		9,508
Allan I. Grafman	71,162		11,410
Louis Lipschitz	—	(1)	—	(2)
Keith McCurdy	25,931		6,340
Stephen Wilson	36,667		7,923

(1)
Prior to his death Mr. Lipschitz held 28,149 stock options of which 18,013 had previously vested.  Upon his death an additional 6,212 stock options vested and the remaining 3,924 stock options were forfeited.  Mr. Lipschitz's survivors have one year from the date of his death to exercise the remaining 24,255 stock options.  After such one-year period any unexercised stock options will be forfeited.

(2)	At the time of his death Mr. Lipschitz held 6,081 shares of restricted stock, of which 4,020 vested upon his death.

Director Compensation Policy

    During the fiscal year ended October 31, 2014, our directors were compensated in accordance with the following terms.  Each non-employee director receives an annual cash retainer of $40,000, other than the Chair of the Company’s Audit Committee, who receives $50,000. In addition, the Chairman of the Board receives an additional annual cash retainer of $32,000.

    Each non-employee director also receives annual equity grants valued at $40,000, other than the Chair of the Nominating and Governance Committee, who receives grants valued at $50,000, and the Chairs of the Compensation and Audit Committees, who receive grants valued at $60,000. The Chairman receives additional equity grants valued at $32,000.

    The equity portion of the compensation is a mix of 2/3 restricted stock and 1/3 stock options, and is granted under the Amended and Restated 2004 Employee, Director and Consultant Incentive Plan. The restricted stock is awarded quarterly with the number of shares determined by dividing the applicable dollar amount by the fair market value of the Company’s common stock on the day prior to the grant date. The stock options are awarded annually with the number of shares determined using a Black-Scholes formula. The restricted stock vests 180 days from the grant date. The options vest over two years, with half vesting on each of the first and second anniversaries of the grant date.

    Effective December 17, 2014, (as further described in our Annual Report on Form 10-K filed with the SEC on January 29, 2015 and under Notice Item 6 herein), the current directors agreed to waive going forward the equity component of their director compensation.  In addition, those directors serving as the chairman of a committee agreed to waive the additional cash compensation paid to them for serving in such chairman role. It is expected that a new director compensation policy adopted by the Board will be implemented and become effective following the Annual Meeting. For additional information on the expected new director compensation plan, see the heading “Awards—Director Compensation Policy” under Notice Item 10.

REPORT OF AUDIT COMMITTEE

    The current members of the Audit Committee are Messrs. Trent Donald Davis, Laurence Aronson and Mohit Bhansali.

    The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and the rules of the Nasdaq Stock Market, has furnished the following report:

    The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.majescoentertainment.com. The Audit Committee is responsible for selecting, retaining and determining the compensation of our independent public accountant, approving the services they will perform, and reviewing the performance of the independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2014, the Audit Committee took the following actions:

•	reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2014 with management and EisnerAmper LLP (“EisnerAmper”), our independent public accountant;

•
discussed with EisnerAmper the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

•
received written disclosures and the letter from EisnerAmper regarding its independence as required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the Audit Committee and the Audit Committee further discussed with EisnerAmper its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

    Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2014 for filing with the SEC.

THE AUDIT COMMITTEE:

Trent Donald Davis
Mohit Bhansali (Chair)
Laurence Aronson

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal 2014, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    Morris Sutton, the former chief executive officer of the Company, resigned effective January 1, 2007 and became a consultant. The Company paid Mr. Sutton approximately $150,000 during the year ended October 31, 2011, $150,000 during the year ended October 31, 2012, and $150,000 during the year ended October 31, 2013 for his consulting services. Morris Sutton’s consulting services were terminated on September 15, 2014. Morris Sutton is Jesse Sutton’s father.

    The Company has a formal written policy governing the review and approval of related person transactions, which is posted under the heading “Corporate Governance” of the Investor Relations section of our website at www.majescoentertainment.com. For purposes of this policy, consistent with the Nasdaq Stock Market rules, the terms “related person” and “transaction” are as defined in Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended. The policy provides that each director and executive officer shall promptly notify our General Counsel of any transaction involving the Company and a related person. Such transaction will be presented to and reviewed by the Nominating and Governance Committee for approval, ratification or such other action as may be appropriate. The Nominating and Governance Committee shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders, taking into account all available facts and circumstances as the Nominating and Governance Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction, whether there are any compelling business reasons for the Company to enter into the transaction, whether the transaction would impair the independence of an otherwise independent director and whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the director’s, executive officer’s or other related person’s interest in the transaction and the ongoing nature of the proposed relationship. In reviewing and approving such transactions, the Nominating and Governance Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Nominating and Governance Committee believes to be relevant and important to review prior to its decision as to whether to approve any such transaction.

    The Board may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time.

ELECTION OF DIRECTORS

(Notice Item 1)

    The Board of Directors currently has three members, one Class I Director, Trent Donald Davis, whose term expires at the Annual Meeting, one Class II Director, Laurence Aronson, whose term expires at the 2016 Annual Meeting of Stockholders and one Class III Director, Mohit Bhansali, whose term expires at the 2017 Annual Meeting of Stockholders.

    If Proposal 2 is approved by the stockholders, the Company’s Restated Certificate of Incorporation will be amended as discussed in Notice Item 2 and such amendment shall shorten the current term of any member of the Board whose term, under the existing structure, extends past the Annual Meeting. As a result, Messrs. Davis, Aronson and Bhansali shall be nominated for election to a one-year term to serve until the 2016 Annual Meeting of Stockholders, provided that the election of the directors shall become effective upon the filing of the amendment to the Company’s Restated Certificate of Incorporation with the Delaware Secretary of State. Messrs. Davis, Aronson and Bhansali have consented to serve if elected and have consented to being named in this proxy statement.

    If Proposal 2 is not approved by the stockholders, then the election of directors shall proceed under the Restated Certificate of Incorporation as currently in effect. In such case, only the Class I director shall stand for election at the Annual Meeting and, if elected, will serve for a three-year term expiring at the 2018 Annual Meeting of Stockholders.

    Unless authority to vote for the nominee named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election of such nominees as directors. In the event that any of the nominees shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

    A plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect a nominee as a director, or Class I director, depending on whether Proposal 2 is approved.

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS OF THE COMPANY

(Notice Item 2)

Proposed Amendment to the Company Charter

    Currently, the Company’s Restated Certificate of Incorporation (the “Charter”) divides Board members into three classes. One class is elected at each Annual Meeting of Stockholders, to hold office for a term beginning on the date of the election and ending on the date of the third Annual Meeting of Stockholders following the beginning of the term.

    After careful consideration, the Board has determined that it would be in the best interests of the stockholders to declassify the Board to allow the stockholders to vote on the election of the entire Board each year, rather than on a staggered basis. The proposed amendment to the Charter is set forth in Appendix A to this proxy statement. In addition, the Board has also approved a corresponding amendment to our Restated Bylaws that will become effective if and when the amendment to the Restated Certificate of Incorporation to declassify the Board becomes effective.

    If this proposal is approved by the stockholders, the proposed amendment will be filed with the Delaware Secretary of State, and all directors will become subject to election on an annual basis for a one-year term. Vacancies which may occur during the year may be filled by the Board and each director so appointed shall serve for a term which will expire at the next annual meeting of stockholders.

    If the stockholders do not approve this proposal, then the Board will remain classified, with each class of directors serving a term of three years, and the term of the Class I director standing for election at the Annual Meeting, if elected, will expire on the date of the 2018 Annual Meeting of Stockholders.

    Notwithstanding the foregoing, in all cases, each director will hold office until his or her successor is duly elected, or until his or her earlier resignation or removal.

Considerations of the Board

    The Board recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, encouraging directors to take a long-term perspective, and ensuring that a majority of the Board will always have prior experience with the Company, especially in light of an increasingly complex and changing regulatory environment. Additionally, classified boards may motivate potential acquirers seeking control to initiate arms-length discussions with the Board, rather than engaging in unsolicited or coercive takeover tactics, since potential acquirers are unable to replace the entire Board in a single election, thereby better enabling the Board to maximize stockholder value and to ensure the equal and fair treatment of stockholders. The Board also recognizes that a classified structure may reduce directors’ accountability to stockholders because such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies.

    In determining whether to support declassification of the Board, the Board considered the arguments in favor of and against continuation of the classified board structure and determined that it would be in the best interests of the Company and the stockholders to declassify the Board.

    THE BOARD RECOMMENDS A VOTE APPROVING THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION PROVIDING FOR THE DECLASSIFICATION OF THE BOARD AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE OUR STOCKHOLDERS THE RIGHT TO ACT BY WRITTEN CONSENT

(Notice Item 3)

    The Board has approved an amendment to our Restated Certificate of Incorporation that would provide our stockholders the right to act by written consent. We are asking stockholders to approve this amendment, which will be reflected in a restatement of our Restated Certificate of Incorporation in the form attached hereto as Appendix B.

Right of Stockholders to Act by Written Consent

    Our Restated Certificate of Incorporation currently does not allow stockholders to act by written consent. The Board has recommended that the Company take affirmative action to provide stockholders with the right to act by written consent subject to certain procedural provisions intended to ensure an orderly process, protect the interests of all stockholders, enhance transparency and promote good governance. Such provisions include the following: (a) consents must be solicited from all stockholders entitled to deliver a written consent, giving each stockholder an equal right to consider and act on a proposal; (b) the requesting stockholder(s) must undertake to provide background information to all stockholders, including the nature of the proposed business to be taken and any interests of the requesting stockholder(s) in the matter; and (c) written consents signed by holders of our outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting must be delivered to the Company within a specified period and in accordance with Delaware law.

    The Board of Directors also approved a corresponding amendment to our Restated Bylaws that will become effective if and when the amendment to the Restated Certificate of Incorporation to provide our stockholders the right to act by written consent becomes effective.

    THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDER WRITTEN CONSENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF BLANK CHECK PREFERRED STOCK

(Notice Item 4)

    The Board has approved an amendment to our Restated Certificate of Incorporation that would increase the Company’s authorized shares of blank check preferred stock, par value $0.001 per share, from 10,000,000 shares to 20,000,000 shares (the “Preferred Share Increase”). We are not increasing our authorized common stock which will remain unchanged at 250,000,000 shares. We are asking stockholders to approve this amendment, which will be reflected in an amendment to our Restated Certificate of Incorporation in the form attached hereto as Appendix C.

    As of February 12, 2015, [8,830,000] shares of the 10,000,000 authorized preferred stock have been designated as Series A Convertible Preferred Stock. The shares of Series A Convertible Preferred Stock have the preferences and other rights, voting powers, restrictions and limitations as to dividends, qualifications and other terms and conditions as set forth in the Certificate of Designation.

    The Preferred Share Increase will not have any immediate effect on the rights of our existing stockholders.  However, the Board will have the authority to issue authorized shares of preferred stock at such times, for such purposes and for such consideration as the Board may determine to be appropriate without requiring future stockholder approval of such issuances, except as may be required by applicable law or applicable stock exchange regulations.

    The Board believes that the approval of an increase in the number of authorized shares of blank check preferred stock will provide the Company with increased flexibility of action to meet ongoing demands.

    While the Company does not currently have any plans for the authorization or issuance of any additional shares of preferred stock, the issuance of such preferred stock could adversely affect the rights of the holders of our common stock or our Series A Convertible Preferred Stock and, therefore, reduce the value of such stock. It is not possible to state the actual effect of the future issuance of any additional series of preferred stock on the rights of holders of currently outstanding stock unless and until our Board determines the specific rights of the holders of any such additional preferred stock; however, these effects may include:

•	diluting the voting power of the common stock;

•	impairing the liquidation rights of the common or preferred stock; or

•	delaying or preventing a change of control of the Company without further action by the stockholders.

    THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE COMPANY’S AUTHORIZED SHARES OF BLANK CHECK PREFERRED STOCK, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY

 APPROVAL OF AN AMENDMENT TO THE COMPANY’S
 RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT
 A REVERSE STOCK SPLIT OF THE COMPANY’S CAPITAL STOCK AT A RATIO WITHIN A RANGE OF
 1 FOR 3 TO 1 FOR 10 AT ANY TIME PRIOR TO MARCH 30, 2016

(Notice Item 5)

General

The Board of Directors has approved and is seeking stockholder approval of an amendment to our Restated Certificate of Incorporation (the “Certificate of Incorporation), to implement a reverse stock split of the Company’s capital stock, at a ratio within the range of 1 for 3 to 1 for 10 at any time prior to March 30, 2016.

If this proposal is approved by our stockholders, the Board of Directors will have the authority, without further action on the part of the stockholders, to implement the reverse stock split at any ratio within the range set forth above by filing an amendment to the Certificate of Incorporation, in the form attached hereto as Appendix D (the “Reverse Stock Split Amendment”), with the Delaware Secretary of State; provided that the text set forth in Appendix D is subject to such changes as may be required by the Delaware Secretary of State or as the Board deems reasonably necessary and advisable to implement the reverse stock split. If the amendment to the Certificate of Incorporation has not been filed with the Delaware Secretary of State by the close of business on March 30, 2016, the Board will abandon the amendment and will not have the authority to implement the reverse stock split without again seeking and obtaining approval from our stockholders.

Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of our common stock outstanding immediately after the reverse stock split as such stockholder held immediately prior to the reverse stock split. The proposed reverse stock split will not affect the number of shares of common stock authorized in the Certificate of Incorporation, which is 250,000,000, or the number of authorized shares of preferred stock, which is 10,000,000, or 20,000,000 if Proposal 4 is approved. Because the number of shares of authorized common stock will not be affected, the effect of the proposed reverse stock split will be an increase in the authorized, but unissued, shares of common stock.

Reasons for the Reverse Stock Split

The primary reason for implementing a reverse stock split would be to increase the market price per share of our common stock. The Board of Directors believes that a higher price per share would better enable the Company to maintain the listing of its common stock on the Nasdaq Capital Market.

Our common stock is currently listed on the Nasdaq Capital Market (“NASDAQ”). There are a number of continued listing requirements that we must satisfy in order to maintain our listing on NASDAQ, including a requirement that our common stock maintain a closing price per share of at least $1.00 (the “Minimum Bid Price Rule”). A reverse stock split may help us to maintain our listing on NASDAQ in the event the stock price declines and the Company no longer satisfies the NASDAQ minimum bid price continued listing requirement or permit us to satisfy the minimum bid price of the initial listing requirements of NASDAQ if the Company had to re-apply for listing should the Company pursue a strategic transaction, as further discussed in our Annual Report on Form 10-K filed on January 29, 2015, that falls under Nasdaq Marketplace Rule 4330(f).

We also believe that the increased market price of our common stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total stock value than would be the case if the stock price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split is implemented.

For the above reasons, we believe the reverse stock split is in the best interests of the Company and our stockholders. However, we cannot assure you that the reverse stock split, if implemented, will have the desired effect of proportionately raising our common stock price over the long term, or at all. The effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances is varied. Accordingly, we cannot assure you that the market price per share after the reverse stock split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of our common stock may vary based on other factors unrelated to the number of shares outstanding, including our future performance. We also cannot assure you that our common stock will not be delisted in the future due to a failure to meet other continued listing requirements even if the reverse stock split is implemented.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of not less than 1 for 3 and not more than 1 for 10, as determined by the Board in its sole discretion. In determining the reverse stock split ratio, the Board will consider numerous factors, including:

•	the historical and projected performance of our common stock;

•	prevailing market conditions;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock and our ability to continue the common stock’s listing on the Nasdaq Capital Market;

•	our capitalization (including the number of shares of common stock issued and outstanding);

•	the prevailing trading price for our common stock and the volume levels thereof; and

•	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in the price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Effects of the Reverse Stock Split

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the implementation of the reverse stock split as that stockholder held immediately prior to the reverse stock split. On February 12, 2015, we had [7,054,202] shares of common stock issued and outstanding and [224,924,977] shares of common stock that were authorized but unissued. At February 12, 2015, we had reserved [18,020,821] shares for future issuance, consisting of (i) [8,823,537] shares of common stock potentially issuable upon exercise of outstanding warrants, (ii) [373,747] shares of common stock potentially issuable upon exercise of outstanding stock options and (iii) [8,823,537] shares of common stock potentially issuable upon the conversion of outstanding Series A Convertible Preferred Stock. All of these share numbers will be adjusted in accordance with the ratio of the reverse stock split. With respect to outstanding options and warrants, the respective exercise prices of the options and warrants would increase by a factor equal to the inverse of the reverse stock split ratio. For example, if a 1 for 3 ratio is selected by the Board of Directors, then the exercise price of our outstanding options and warrants would increase by a factor of 3.

After the reverse stock split is implemented, each stockholder will own a reduced number of shares of our common stock based on the exchange ratio selected by the Board. For example, if the Board decides to implement a 1 for 3 reverse stock split, then for every 3 shares of our common stock that a stockholder owns they will be combined and converted into a single share of our common stock. We estimate that following the implementation of the reverse stock split we would have approximately the same number of stockholders. Except for any changes as a result of the treatment of fractional shares, the completion of the reverse stock split alone would not reduce any stockholder’s proportionate ownership interest in the Company. The implementation of the reverse stock split may, however, increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of our common stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

Because the number of shares of authorized common stock will not be affected, the proposed reverse stock split will result in an increase in the authorized, but unissued, shares of common stock. The reverse stock split will not affect the par value of our common stock or the number of shares of preferred stock which the Company may issue, which shall remain at 10,000,000 shares, or 20,000,000 shares if Proposal 4 is approved. Our preferred stock is available for issuance from time to time for such purposes and consideration as the Board may approve in their discretion. There are 8,830,000 shares of preferred stock designated as Series A Convertible Preferred Stock, 8,823,537 shares of which are outstanding and we do not currently have any specific arrangements, understandings or agreements, either written or oral, to issue any additional shares of preferred stock.

The table below illustrates the number of shares of common stock authorized for issuance following the reverse stock split, the approximate number of shares of common stock that would remain outstanding following the reverse stock split, the approximate number of shares of common stock reserved for future issuance upon exercise of outstanding options and warrants following the reverse stock split, and the number of unreserved shares of common stock available for future issuance following the reverse stock split. The information in the following table is based on [7,054,202] shares of common stock issued and outstanding as of February 12, 2015 and [18,020,821] shares reserved for future issuance as of February 12, 2015.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding		Approximate Number of Common Shares Reserved for Future Issuance		Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-3	250,000,000	[2,351,400	]	[6,006,940	]	[241,641,660	]
1-for-4	250,000,000	[1,763,550	]	[4,505,205	]	[243,731,245	]
1-for-5	250,000,000	[1,410,840	]	[3,604,164	]	[244,984,996	]
1-for-6	250,000,000	[1,175,700	]	[3,003,470	]	[245,820,830	]
1-for-7	250,000,000	[1,007,743	]	[2,574,403	]	[246,417,854	]
1-for-8	250,000,000	[881,775	]	[2,252,602	]	[246,865,623	]
1-for-9	250,000,000	[783,800	]	[2,002,313	]	[247,213,887	]
1-for-10	250,000,000	[705,420	]	[1,802,082	]	[247,492,498	]

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the reverse stock split. Accordingly, the reverse stock split will have the effect of creating additional unissued and unreserved shares of our common stock. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed reverse stock split. However, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable Nasdaq Marketplace Rules), including, among other things: (i) raising capital necessary to fund our future operations, (ii) providing equity incentives to our employees, officers, directors and consultants, (iii) entering into collaborations and other strategic relationships and (iv) expanding our business through the acquisition of other businesses or products.

Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of the Company’s common stock, there is no assurance that such a result will occur. Similarly there is no assurance that if the per share price of the Company’s common stock increases as a result of the reverse stock split, such increase in the per share price will be permanent, which will be dependent on several factors.

•
Should the per share price of our common stock decline after implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse stock split.

•
The anticipated resulting increase in per share price of the Company’s common stock due to the reverse stock split is expected to encourage interest in the Company’s common stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

•
The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline.

•
One of the purposes for the proposed reverse stock split is to maintain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market. However, there can be no assurance that the reverse stock split alone will guarantee the continued listing of our common stock on the Nasdaq Capital Market. If we are unable to maintain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market and our common stock is delisted from the Nasdaq Capital Market, our liquidity and stock price may be negatively affected.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, stockholders who otherwise would be entitled to receive a fractional share of common stock as a consequence of the reverse stock split will, upon surrender to the exchange agent of the certificates representing such fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sale price of our common stock on the business day immediately preceding the effective date of the reverse stock split as reported on the Nasdaq Capital Market by (ii) the number of shares of our common stock held by the stockholder that would otherwise have been exchanged for the fractional share interest.

Exchange of Stock Certificates

The combination of, and reduction in, the number of shares of our outstanding common stock as a result of the reverse stock split will occur automatically on the date that the amendment to our Certificate of Incorporation is filed with the Delaware Secretary of State (the “Effective Date”), without any action on the part of our stockholders and without regard to the date that stock certificates representing the outstanding shares of our common stock prior to the Effective Date are physically surrendered for new stock certificates.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for our common stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of our common stock such stockholder is entitled to receive as a result of the reverse stock split. Our transfer agent will act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing our common stock prior to the reverse stock split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our common stock that he or she holds as a result of the reverse stock split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed transmittal form to the exchange agent.

If your shares are held in an account at a brokerage firm or financial institution, which is commonly referred to as your shares being held in “street name,” then you are the beneficial owner of those shares and the brokerage firm or financial institution holding your account is considered to be the stockholder of record. We intend to treat stockholders holding common stock in street name in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

    STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Accounting Consequences

The par value of our common stock will remain unchanged at $0.001 per share after the reverse stock split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionately at the effective time of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, net income and other per share amounts will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

Potential Anti-Takeover Effect

Although in certain circumstances the increased proportion of unissued authorized shares to issued shares could have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company and another company), the proposed reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, and it is not part of a plan by management to recommend a series of similar actions to the Board and stockholders. Other than seeking approval for the Board to amend the Certificate of Incorporation to effect the reverse stock split, the Board currently does not contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to effect a change control of the Company.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to our proposed reverse stock split, and we will not independently provide our stockholders with any such rights.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the reverse stock split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed reverse stock split will not cause the Company to go private.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e. shares held in book entry form and not represented by a physical certificate), whether as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and for beneficial owners by their brokers or banks that hold the shares in street name for their benefit, as the case may be) to give effect to the reverse stock split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock. It addresses only U.S. stockholders who hold the pre-reverse stock split common stock and post-reverse stock split common stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and does not account for or consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to stockholders subject to special treatment under the federal income tax laws, including but not limited to:

•	banks, financial institutions, thrifts, mutual funds or trusts;

•	tax-exempt organizations;

•	insurance companies;

•	dealers in securities or foreign currency;

•	real estate investment trusts, personal holding companies, regulated investment companies, or passive foreign investment companies;

•	foreign or United States expatriate stockholders;

•	stockholders who are not “United States persons,” as defined in Section 7701 of the Internal Revenue Code;

•	controlled foreign corporations;

•	stockholders with a functional currency other than the U.S. dollar;

•	stockholders who hold the pre-reverse stock split common stock as part of a straddle, hedge, constructive sale, conversion transaction, or other integrated investment;

•	stockholders who hold the pre-reverse stock split common stock as “qualified small business stock” within the meaning of Section 1202 of the Internal Revenue Code;

•	common trusts;

•	traders, brokers, or dealers in securities who elect to apply a mark-to-market method of accounting;

•	partnerships or other pass-through entities or investors in such entities;

•	stockholders who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

•	stockholders who acquired their pre-reverse stock split common stock pursuant to the exercise of employee stock options, through a tax-qualified retirement plan, or otherwise as compensation; or

•	holders of warrants or stock options.

    In addition, this discussion does not address any tax considerations under state, local, gift, or foreign tax laws.

    This summary is based upon the Internal Revenue Code, existing and proposed U.S. Treasury regulations promulgated thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which are subject to differing interpretations. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences of the reverse stock split to vary substantially from the consequences described herein. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of legal or tax counsel will be obtained with respect to the matters discussed herein, and there is no assurance or guarantee that the IRS would agree with the conclusions set forth in this summary. This information is not intended as tax advice to any person and may not be relied upon to avoid penalties.

    STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, GIFT, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR AUTHORITY.

    The reverse stock split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code. Certain filings with the IRS must be made by the Company and certain “significant holders” of our common stock in order for the reverse stock split to qualify as a recapitalization. The tax consequences discussed below assume that the reverse stock split is treated as a recapitalization and that the common stock is held by each stockholder as a capital asset:

•
 A stockholder generally will not recognize gain or loss as a result of the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split common stock. A stockholder who receives cash in lieu of a fractional share interest in the post-reverse stock split common stock generally will recognize gain or loss equal to the difference, if any, between the cash received and the portion of the tax basis of the pre-reverse stock split common stock allocated to the fractional share interest. Subject to the limitations above, such gain or loss will be long-term capital gain or loss if the pre-reverse stock split common stock was held for more than one year by the stockholder at the time of the reverse stock split. If a stockholder is an individual, such gain may also be subject to an additional 3.8% Medicare tax if such stockholder attains certain income thresholds.

•
A stockholder’s aggregate tax basis of the post-reverse stock split common stock received in the reverse stock split will generally be equal to the aggregate tax basis of the pre-reverse stock split common stock exchanged therefore (excluding any portion of the stockholder's tax basis allocated to fractional share interests).

•	A stockholder’s holding period for the common stock held post-reverse stock split will include the holding period of the pre-reverse stock split common stock exchanged.

•	No gain or loss for federal income tax purposes will be recognized by the Company as a result of the reverse stock split.

Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the reverse stock split. In addition, stockholders may be subject to backup withholding (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required.  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally may be refunded or allowed as a credit against the stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

The foregoing discussion is intended only as a summary of certain U.S. federal income tax consequences of the reverse stock split and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the reverse stock split.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF THE ISSUANCE OF SHARES OF THE COMPANY’S COMMON STOCK ISSUABLE UPON THE CONVERSION OR DILUTION OF THE COMPANY’S SERIES A CONVERTIBLE PREFERRED STOCK AND EXERCISE OF CERTAIN WARRANTS TO PURCHASE SHARES OF THE COMPANY’S COMMON STOCK

(Notice Item 6)

    On December 17, 2014 (the “Closing Date”), the Company entered into separate subscription agreements (the “Subscription Agreement”) with accredited investors (the “Investors”) relating to the issuance and sale of $6,000,000 of units (the “Units”) at a purchase price of $0.68 per Unit, with each Unit consisting of one share of the Company’s 0% Series A Convertible Preferred Stock (the “Preferred Shares”) and a five year warrant (the “Warrants”) to purchase one share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an initial exercise price of $0.68 per share (such sale and issuance, the “Private Placement”).  The information set forth in this Proposal is qualified in its entirety by reference to the actual terms of the agreements entered into in connection with the Private Placement, which are included as exhibits to our Current Report on Form 8-K filed with the SEC on December 18, 2014.

    The Private Placement was approved by the Board of Directors. The Board determined that the Private Placement was advisable and in the best interest of the stockholders of the Company for a number of reasons, including the need to raise funds for working capital and general corporate purposes. In reaching its determination, the Board also considered potential alternate financing sources and the risks that would be involved with delaying the Private Placement given the Company’s cash position.

Description of Preferred Shares

    The Preferred Shares are convertible into shares of Common Stock based on a conversion calculation equal to the stated value of such Preferred Share, plus all accrued and unpaid dividends, if any, on such Preferred Share, as of such date of determination, divided by the conversion price. The stated value of each Preferred Share is $0.68 and the initial conversion price is $0.68 per share, each subject to adjustment for stock splits, stock dividends, recapitalizations, combinations, subdivisions or other similar events. In addition, in the event the Company issues or sells, or is deemed to issue or sell, shares of Common Stock at a per share price that is less than the conversion price then in effect, the conversion price shall be reduced to such lower price, subject to certain exceptions. Each holder is entitled to vote on all matters submitted to stockholders of the Company, and shall have the number of votes equal to the number of shares of Common Stock issuable upon conversion of such holder’s Preferred Shares, provided that in no event shall the holders be entitled to cast votes in excess of the number of votes that holders would be entitled to cast if the Preferred Shares were converted at $0.59 per share (equal to the market price as determined by NASDAQ (as defined below) on the trading date immediately prior to closing) (the “Voting Floor”). The Voting Floor shall only be removed in accordance with Nasdaq Listing Rules. Pursuant to the Certificate of Designations, Preferences and Rights of the 0% Series A Convertible Preferred Stock (the “Certificate of Designations”), the Company is prohibited from incurring debt or liens, or entering into new financing transactions without the consent of the Lead Investor (as defined in the Subscription Agreement). The Preferred Shares bear no interest.

    The Preferred Shares are also governed by certain anti-dilution provisions contained in the Certificate of Designations. If at any time the Company grants, issues or sells any securities or rights to purchase securities pro rata to the holders of Common Stock, then each holder of Preferred Shares will be entitled to acquire or receive, as applicable, subject to certain terms, such securities or right to purchase securities or other assets, as applicable, such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete conversion of all of such holder’s Preferred Shares held by such holder immediately before the record date for such issuance. In addition, should the Company ever undertake a corporate event (as defined in the certificate of designations), the Company shall ensure that each holder of Preferred Shares shall have the right to receive, upon conversion of such holder’s Preferred Shares (i) in addition to the shares of Common Stock received upon such conversion, such securities or other assets such holder would have been entitled to with respect to such shares of Common Stock had the Common Stock been held by such holder upon the consummation of the corporate event or (ii) in lieu of the shares of Common Stock receivable upon such conversion, such securities or other assets received by holders of Common Stock in such amount such holder would have been entitled to receive had the Preferred Shares initially been issued with conversion rights for such consideration at a conversion rate commensurate with the conversion rate for the Preferred Shares. Notwithstanding the foregoing, the Company is prohibited from effecting a conversion of the Preferred Shares to the extent that, as a result of such conversion, any Investor would beneficially own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of the Preferred Shares, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%.

Description of Warrants

    The Warrants are exercisable, at any time, following the date the Warrants are issued, at a price of $0.68 per share, subject to adjustment, and expire five years from the date of issuance. The holders may, subject to certain limitations, exercise the Warrants on a cashless basis. The Company is prohibited from effecting an exercise of any Warrant to the extent that, as a result of any such exercise, the holder would beneficially own more than 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of such Warrant, which beneficial ownership limitation may be increased by the holder up to, but not exceeding, 9.99%. The Warrants are also subject to certain adjustments upon certain actions by the Company as outlined in the Warrants, including, for twenty-four months following the initial issuance date, the issuance or sale, or deemed issuance or sale, by the Company of shares of its Common Stock at a per share price that is less than the conversion price then in effect, as a result of which the conversion price shall be reduced to such lower price, subject to certain exceptions.

Registration Rights Agreement

    In connection with the Private Placement, the Company entered into a registration rights agreement, dated as of December 17, 2014 (the “Registration Rights Agreement”), with each Investor, pursuant to which the Company is obligated to file a registration statement to register the Common Stock issuable upon exercise of the Warrants and conversion of the Preferred Shares, within forty-five days following the Closing Date and to maintain the effectiveness of the registration statement until all of the Common Stock issuable upon exercise of the Warrants and conversion of the Preferred Shares, have been sold or are otherwise able to be sold pursuant to Rule 144. In the event the Company fails to file, or obtain effectiveness of, such registration statement within the forty-five day period, the Company is obligated to pay liquidated damages to the Investors for every thirty-days during which such filing is not made and/or effectiveness obtained, such fee being subject to certain exceptions. The Company has not filed a registration statement to register the Common Stock underlying the Preferred Shares or the Warrants and the parties have waived the requirement to file such registration statement for a sixty day period.

Voting Agreements

    In connection with the Private Placement, certain of the Company’s directors and stockholders entered into Voting Agreements (collectively, the “Voting Agreements”).  Pursuant to the Voting Agreements, the parties thereto have agreed to vote in favor of this Proposal.

Possible Effects on Rights of Existing Stockholders

    We issued 8,823,537 Preferred Shares and Warrants exercisable for 8,823,537 shares of Common Stock.  Any additional equity or convertible debt financings in the future could result in further dilution to our stockholders.  Additionally, sales in the public market of shares of Common Stock or the shares of Common Stock acquired upon conversion of the Preferred Shares or the exercise of the Warrants, or the perception that such sales could occur, could adversely affect the prevailing market price of our Common Stock and impair our ability to raise funds in additional stock financings.  The sale into the public market of these shares could also materially and adversely affect the market price of our Common Stock. The Preferred Shares and the Warrants could be converted into shares of Common Stock constituting more than 20% of our shares of Common Stock outstanding before the Private Placement.  In addition, the initial conversion price of the Preferred Shares and the Warrants is $0.68 which is less than book value of our Common Stock (which is greater than the market value of our Common Stock on the Closing Date).  Therefore, the Company is seeking stockholder approval under Nasdaq Marketplace Rule 5635(d).

Reasons for Stockholder Approval

    Our Common Stock is listed on The Nasdaq Capital Market (“NASDAQ”) and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) requires that an issuer obtain stockholder approval prior to the issuance of common stock in certain circumstances, including for an issuance of common stock through a private placement, if such issuance is for less than the greater of book or market value of the common stock and would equal 20% or more of the common stock or voting power of the issuer outstanding before the issuance.  The initial conversion price of the Preferred Shares and the Warrants is $0.68, which is less than the book value of our Common Stock (which is greater than our market value as of the Closing Date).  If this Proposal is approved, the issuance of our Common Stock upon conversion of the Preferred Shares and Warrants could exceed 20% of our Common Stock outstanding as of the Closing Date.  We therefore seek your approval of this Proposal in order to satisfy the requirements of Nasdaq Marketplace Rule 5635(d) with respect to the issuance of the Common Stock upon the conversion or dilution of the Preferred Shares and exercise of the Warrants.

    THE BOARD RECOMMENDS A VOTE APPROVING THE ISSUANCE OF THE COMMON STOCK UPON CONVERSION OR DILUTION OF THE SERIES A CONVERTIBLE PREFERRED SHARES AND EXERCISE OF THE WARRANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.  IN ADDITION, PER APPLICABLE NASDAQ MARKETPLACE RULES, THE SHARES OF COMMON STOCK UNDERLYING THE SERIES A CONVERTIBLE PREFERRED STOCK WILL NOT BE ELIGIBLE TO VOTE FOR, AND VOTES SUBMITTED WITH RESPECT TO SUCH SHARES OF COMMON STOCK WILL NOT BE COUNTED FOR, THIS PROPOSAL.

    APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 15% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

(Notice Item 7)

Our common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 7 to our stockholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

•
The aggregate number of shares issued in the offerings will not exceed 5,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

•	The total aggregate consideration will not exceed $15.0 million;

•
The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of 15% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, as reported in our Annual Report on Form 10-K filed with the SEC on January 29, 2015, the range of high and low closing prices for our common stock as reported by The Nasdaq Capital Market, for the period October 31, 2012 through October 31, 2014 was $8.75 and $0.81, respectively;

•	Such offerings will occur, if at all, on or before March 30, 2016; and

•	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 5,000,000 shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $15.0 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO APPROVE THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 15% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

    APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 10% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

(Notice Item 8)

In the event that the stockholders do not approve Proposal 7, the Board recommends the stockholders approve the following proposal which is identical to Proposal 7 except that the maximum discount at which securities of the Company will be offered will be equivalent to a discount of 10% below the market price for our common stock at the time of issuance. The Board of Directors desires to give the Company’s stockholders a meaningful opportunity to make an informed decision regarding the maximum discount below the market price for our common stock to be authorized for future issuance consistent with the principles adopted by NASDAQ (as defined below) and believes providing stockholders several options permits a meaningful informed decision.  In the event both Proposal 7 and Proposal 8 are approved by stockholders, only Proposal 7 shall be deemed to have any effect.

Our common stock is currently listed on The Nasdaq Capital Market (“NASDAQ”) and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 8 to our stockholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

•
The aggregate number of shares issued in the offerings will not exceed 5,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

•	The total aggregate consideration will not exceed $15.0 million;

•
The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of 10% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, as reported in our Annual Report on Form 10-K filed with the SEC on January 29, 2015, the range of high and low closing prices for our common stock, as reported by The Nasdaq Capital Market, for the period October 31, 2012 through October 31, 2014 was $8.75 and $0.81, respectively;

•	Such offerings will occur, if at all, on or before March 30, 2016; and

•	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 5,000,000 shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $15.0 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO APPROVE THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 10% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

    APPROVAL OF ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE STOCKHOLDERS IN PROPOSAL 7 OR PROPOSAL 8 IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b)

(Notice Item 9)

Nasdaq Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the Company.  This rule does not specifically define when a change in control of a Company may be deemed to occur; however, The Nasdaq Capital Market suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the Company's then outstanding capital stock. For the purpose of calculating the holdings of such person or entity, The Nasdaq Capital Market would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity. We do not anticipate that the issuance of securities pursuant to the offerings as proposed in Proposal 7 or Proposal 8, as applicable, if authorized by the stockholders, will result in a change in control. We are seeking the stockholders’ approval on any change in control in accordance with Nasdaq Marketplace Rule 5635(b) in the event that potential issuance of securities in the offerings proposed in Proposal 7 or Proposal 8, as applicable, would result in a change in control.

Stockholders should note that a change of control as described under Nasdaq Marketplace Rule 5635(b) applies only with respect to the application of such rule. Neither Delaware law nor our certificate of incorporation or bylaws require us to obtain stockholder approval of such change in control in accordance with Nasdaq Marketplace Rule 5635(b). A change of control will not have occurred upon the issuance of the Series A Convertible Preferred Stock and related Warrants or approval of this proposal

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO APPROVE ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE STOCKHOLDERS IN PROPOSAL 7 OR PROPOSAL 8 IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

APPROVAL OF THE COMPANY’S 2014 EQUITY INCENTIVE PLAN

(Notice Item 10)

Description of Our 2014 Equity Incentive Plan

On December 17, 2014, the Board adopted the 2014 Equity Incentive Plan (the “2014 Plan”), an omnibus equity incentive plan pursuant to which the Company may grant cash and equity-linked awards to certain officers, directors, consultants and others. The Board recommends adoption of the 2014 Plan as a means to offer incentives and attract, motivate and retain and reward persons eligible to participate in the 2014 Plan. Accordingly the Board unanimously approved and adopted the 2014 Plan.

Set forth below is a summary of the 2014 Plan, which is qualified in its entirety by reference to the full text of the 2014 Plan, a copy of which is included as Appendix E to this proxy statement.

Shares Available

The 2014 Plan authorizes issuance of approximately 2,250,000 shares of the Company’s common stock (“Common Stock”).  As of the Record Date, 302,053 options previously granted by the Board under the 2014 Plan were issued to certain of our officers and directors and these options are subject to forfeiture if the 2014 Plan is not approved by the Company’s stockholders pursuant to this proposal. See “—New Plan Benefits” for detailed information on the options granted.  As of the Record Date, [906,315] options and [1,585,516] shares of Common Stock were issued under the previously adopted 2004 Equity Incentive Plan.

Administration

The 2014 Plan will be administered by the Board or by one or more committees of directors appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of the 2014 Plan (the “Administrator”). Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. Any committee delegated administrative authority under the 2014 Plan may further delegate its authority under the 2014 Plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the 2014 Plan. The Administrator comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Company, its powers under the 2014 Plan (a) to Eligible Persons (as defined below) who will receive grants of awards under the 2014 Plan and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards.  The Board may delegate different levels of authority to different committees with administrative and grant authority under the 2014 Plan. It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Internal Revenue Code of 1986, as amended (the “Code”), Section 162(m) of the Code and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Eligibility

Awards may be granted pursuant to the 2014 Plan only to persons who are eligible persons. Under the 2014 Plan, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Company or one of its subsidiaries) to the Company or one of its subsidiaries and who is selected to participate in the 2014 Plan by the Administrator; provided, however, that an Eligible Person may only participate in the 2014 Plan if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register, under the Securities Act of 1933, as amended, the offering and sale of shares issuable under the 2014 Plan by the Company or the Company’s compliance with any other applicable laws. As of the Record Date, the approximate number of Eligible Persons under the 2014 Plan included 15 officers or employees of the Company, 4 directors of the Company, and 1 individual consultant to the Company.

Awards

The 2014 Plan permits the grant of: (a) stock options, which may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or as a nonqualified stock option (an option not intended to be an ISO); (b) stock appreciation rights (“SARs”); (c) restricted shares; (d) restricted share units; (e) cash awards; or (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to certain requirements as discussed in the 2014 Plan and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.  All of the reserved shares under the 2014 Plan may be issued as ISOs.

The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with the 2014 Plan. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the 2014 Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the 2014 Plan and will be deemed to remain or to become available under the 2014 Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the 2014 Plan. The foregoing adjustments to the share limit of the 2014 Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended to qualify as performance-based compensation thereunder.

The number of shares available for issuance under the 2014 Plan (as well as the number of shares that may be issued as ISOs, and the share limitations set forth below under the heading “— Performance Based Compensation”) are subject to proportionate adjustment by the Administrator in the event of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, or upon any merger, arrangement, combination, consolidation, or other reorganization, or upon any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock, or upon any exchange of Common Stock or other securities of the Company, or upon any similar unusual or extraordinary corporate transaction in respect of the Common Stock.

Option and SAR Awards. Option and SAR awards granted under the 2014 Plan must have an exercise price or base price of no less than 100% of the fair market value of a share of Common Stock on the date of grant of the option (or 110% of the fair market value on the date of grant, in the case of ISOs granted to certain ten percent stockholders of the Company). Options and SAR awards shall become exercisable upon such conditions as the Administrator may establish in its sole discretion. The exercise price of any option shall be paid in cash or by any of the methods set forth below under the heading “— Consideration for Awards.” Option and SAR awards are exercisable for a period established by the Administrator, which in no event shall exceed ten years from the date of grant (five years in the case of ISOs granted to certain ten percent stockholders of the Company). If the Administrator does not specify otherwise in an award agreement, upon termination of a participant’s employment or other service to the Company, option and SAR awards shall expire (1) three months after the last day that the participant is employed by or provides services to the Company or any subsidiary (provided, however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment or services is due to death or disability (as defined in the applicable award agreement), twelve months after the last day that the participant is employed by or provides services to the Company or any subsidiary; and (3) immediately upon a participant’s termination for “cause.”

Restricted Shares. A participant that is granted restricted stock under the 2014 Plan shall have all of the rights of a shareholder, including the right to vote the shares of restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirements imposed by the Administrator). As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2014 Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

Restricted Share Units. At the time an award of restricted share units is made, the Administrator shall determine the period of time during which the restricted share units shall vest and the timing of settlement. Subject to the 2014 Plan, the applicable award agreement and any other procedures established by the Administrator, the Administrator may determine to pay dividend equivalent rights with respect to restricted share units, in which case, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each restricted share unit.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the restricted share unit to which it relates.  The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject restricted share unit. Each participant receiving restricted share units shall have no rights as a shareholder with respect to such restricted share units until such time as shares of Common Stock are issued to the participant.

Director Compensation Policy. A portion of the shares available for issuance under the 2014 Plan are expected to be available for issuance in connection with a new director compensation policy, which has been approved by the Board and is expected to be implemented by the Board and become effective following the Annual Meeting, but it is not subject to stockholder approval. The new director compensation policy will replace all of the Board’s existing director compensation policies and any and all arrangements for non-executive/employee members of the Board. The table below summarizes the expected director compensation under the new director compensation policy.

Annual Retainer	$5,000	To be paid in cash at first Board Meeting following the initial election of directors (annually) not to be adjusted for any pro rata period.
Stock Options	$10,000
To be calculated by dividing $10,000 by the closing stock price the day the Stock Options are awarded; and at the first Board Meeting immediately following election (and annually thereafter).  The Options will vest in full six months following award provided the director is then serving on the Board, and will be exercisable for a period of five (5) years.

Board Meeting Fees	$2,500	To be paid for all in-person Board Meetings. Members must be present to be paid.
Committee Meeting Fees	$800	To be paid for all in-person Committee Meetings. Members must be present to be paid.
Teleconference Fees	$300	To be paid for all teleconferences called by either the Chairman of the Board, the President, or by the Chairman of the relevant Committee. Members must be on-line to be paid.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.
Additional Retainer	$1,000	To be paid to the Chairman of the Audit and any other Committee upon election annually.

Performance Based Compensation

The 2014 Plan provides for the grant of certain awards, the vesting or payment of which may be contingent on the satisfaction of certain performance criteria. Such performance-based awards are designed to be exempt from the limitations of Section 162(m) of the Code, as described below under “—Certain Federal Tax Consequences.” The maximum number of shares that may be issued to any single participant pursuant to options and SARs during the term of the 2014 Plan shall not exceed 2,250,000 shares. The maximum number of shares of Common Stock which may be delivered pursuant to other performance-based equity awards granted during the 162(m) Term (as defined below) may not exceed 2,250,000 shares, and the maximum amount of cash compensation payable pursuant to performance-based cash awards granted during the 162(m) Term (as defined below) may not exceed $1,000,000. The 162(m) Term is the period beginning on the effective date of the 2014 Plan and ending on the date of the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders first approve this 2014 Plan (the “162(m) Term”).

The 2014 Plan includes the following performance criteria that may be used by the Administrator when granting performance-based awards: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.

Fair Market Value

    Under the 2014 Plan, “Fair Market Value” means, unless otherwise determined or provided by the Administrator under the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by The Nasdaq Capital Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on The Nasdaq Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award under the circumstances.

Consideration for Awards

    The purchase price for any award granted under the 2014 Plan or the Common Stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Company, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

    In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Company.

Change in Control

Upon a Change in Control (as defined below), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2014 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of the 2014 Plan, “Change in Control” shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(ii)           the Company shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(iii)           the Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)           a person shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such person), any employee benefit plan of the Company or its subsidiaries, and their affiliates.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a person must acquire more than 50% of the outstanding voting securities of the Company for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Company within the meaning of Section 409A of the Code.

Certain Federal Tax Consequences

    The following summary of the federal income tax consequences of the 2014 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2014 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the 2014 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

The “spread” under an ISO—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when Common Stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals. The Company intends that the 2014 Plan allow for the grant of options and stock appreciation rights that may be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as “qualified performance based compensation,” but it makes no assurance that either such type of award will be so treated.

New Plan Benefits

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the 2014 Plan.  On December 17, 2014, the Board approved grants of stock options to certain of the Company’s officers and directors under the 2014 Plan, subject to stockholder approval of the 2014 Plan, which are contingent upon the occurrence of (i) one or more acquisitions by the Company of any business, assets, stock licenses, interests or properties approved by the stockholders of the Company or any acquisition involving assets, shares of capital stock, any purchase, merger, consolidation, recapitalization, or reorganization or involving any licensing, royalties, sharing arrangement or otherwise, which value of such transaction is in excess of $25,000,000 for the Company’s interest therein, (ii) a public or private financing in which the Company receives gross proceeds of at least $7,500,000 in one or more transactions or (iii) a change of control.

The 2014 Equity Incentive Plan

Name and Principal Position	Dollar Value ($)	Number of Options
Officers
Michael Vesey, Chief Financial Officer	$	34,470
Jesse Sutton, Chief Executive Officer	$	71,705
Adam Sultan, General Counsel and Secretary	$	12,058
Directors
Laurence Aronson, Director	$	71,705
Trent Donald Davis, Director	$	56,030
Mohit Bhansali, Director	$	56,030
Total	$	302,053

Equity Compensation Plan Information (as of October 31, 2014)

Plan category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	429,200	$6.54	525,417
Equity compensation plans not approved by security holders	7,143 (1)	$7.39	—
Total	436,343	$6.55	525,417

(1)	Represents warrants to purchase Common Stock granted to a consultant in 2010.

    THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO APPROVE OUR 2014 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 2,250,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

 ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

(Notice Item 11)

    As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we included a stockholder vote on the frequency of future stockholder votes to approve named executive officer compensation (commonly referred to as a “say-on-pay” vote) in our proxy statement related to our 2012 annual meeting of stockholders. In that vote, which was advisory and nonbinding, our stockholders approved the recommendation of the Board of Directors to hold future say-on-pay votes on an annual basis.  The next stockholder vote on the frequency of future say-on-pay votes will occur at our 2018 Annual Meeting of Stockholders.

    As a result, our stockholders are entitled to vote at the Annual Meeting to approve the compensation of our named executive officers (“NEOs”), as disclosed in this proxy statement. Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on the Company or the Board of Directors.

    Our executive compensation programs are based on three core principles that are designed to motivate our NEOs to achieve annual financial and strategic objectives to enhance the profitability of the Company and create long-term stockholder value. The fiscal year 2014 compensation of our NEOs reflected these core principles:

•	A significant portion of each NEO’s cash compensation was based on the annual financial performance of the Company and therefore “at risk”;

•	A significant portion of each NEO’s total compensation was provided in the form of long-term equity to further align the interest of NEOs and stockholders; and

•	The target total direct compensation package for each NEO was consistent with market practices for executive talent and each NEO’s individual experience, responsibilities and performance.

    We believe that our compensation programs and policies for the fiscal year ended October 31, 2014 were consistent with our core compensation principles, an effective incentive for the achievement of positive results, aligned with stockholders’ interests, supported by strong compensation governance practices and worthy of continued stockholder support. Accordingly, we ask for our stockholders to indicate their support for the compensation paid to our NEOs by voting FOR the following non-binding resolution at the Annual Meeting:

    “RESOLVED, that the Company’s stockholders approve the compensation of the named executive officers on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the Company’s 2015 proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the compensation tables and the accompanying footnotes and narratives within the Executive Compensation section of the 2015 proxy statement).”

    Approval of this proposal requires that votes cast in favor of the proposal exceeds the votes cast against the proposal. Because your vote is advisory, the result will not be binding upon the Company. Although not binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address any concerns raised by the vote and when making future compensation decisions for NEOs.

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NEOS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

 RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT

(Notice Item 12)

    The Audit Committee has appointed EisnerAmper LLP (“EisnerAmper”), independent public accountant, to audit our financial statements for the fiscal year ending October 31, 2015. The Board proposes that the stockholders ratify this appointment. We expect that representatives of EisnerAmper will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

    The following table sets forth the fees billed by EisnerAmper for each of our last two fiscal years for the categories of services indicated.

Category	2014		2013
Audit Fees (1)	$177,500		$177,500
Audit Related Fees	$18,375	(3)	$9,000	(2)
Tax Fees	$—		$—
All Other Fees	$—		$—

(1)
Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements.

(2)	Consists of services for due diligence.

(3)	Consists of services related to the Company's registration statement filed on Form S-3 on May 13, 2014 and the Company's registration statement filed on Form S-8 on December 10, 2014.

Audit Committee Pre-Approval Policy

    The Audit Committee is required to pre-approve the engagement of EisnerAmper to perform audit and other services for the Company. Our procedures for the pre-approval by the Audit Committee of all services provided by EisnerAmper comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved and the auditors are retained by the Audit Committee. The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper. The Audit Committee pre-approved all audit, audit-related, tax and other services provided by EisnerAmper for the recently completed fiscal year.

    We understand the need for EisnerAmper to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of EisnerAmper, the Audit Committee has restricted the non-audit services that EisnerAmper may provide to us primarily to tax services.

    THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE CODE OF CONDUCT AND ETHICS

    We have adopted a Corporate Code of Conduct and Ethics that applies to all employees, including our principal executive officer and principal financial and accounting officer, and directors. The code can be found on our website at www.majescoentertainment.com. We will provide, without charge, a copy of our Corporate Code of Conduct and Ethics upon request to: Secretary, Majesco Entertainment Company, 4041-T Hadley Road, S. Plainfield, New Jersey 07080. Disclosure regarding any amendments to, other than technical, administrative or non-substantive amendments, or waivers from, provisions of the Corporate Code of Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

 SOLICITATION OF PROXIES

Cost and Method

    We will pay all of the costs of soliciting these proxies. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Participants in the Proxy Solicitation

    Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of proxies in connection with the Annual Meeting. Please refer to the sections of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management,” and “Management and Corporate Governance—The Board of Directors” for information about our directors who may be deemed participants in the solicitation. Except as described in this proxy statement, there are no agreements or understandings between us and any of our directors or executive officers relating to their employment with us or any future transactions.

    We have engaged Morrow & Co., LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $25,000 in the aggregate.

 OTHER MATTERS

    As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

    Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2016 Annual Meeting of Stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next annual meeting, stockholder proposals must be received by the Company no later than October 20, 2015 and must otherwise comply with the requirements of Rule 14a-8.

    In addition, the Company’s Restated Bylaws have an advance notice procedure with regard to nominations for the election of directors and business proposals to be brought before an annual meeting of stockholders by any stockholder. In general, any stockholder may nominate one or more persons for election as directors or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of such nomination or nominations or business proposal, setting forth certain specified information relating to such stockholder and his or her nominations or business proposal. To be timely, notice must be received by the Company’s Secretary no earlier than December 4, 2015 and no later than January 3, 2016. Proposals that are not received in a timely manner will not be voted on at the 2016 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Stockholder proposals or notices of intent to nominate candidates for election as directors should be submitted to Majesco Entertainment Company, Attention: Secretary, at 4041-T Hadley Road, S. Plainfield, New Jersey 07080.

    Plainfield, New Jersey
    February 17, 2015

    Our Annual Report on Form 10-K for the fiscal year ended October 31, 2014, as filed with the SEC (other than exhibits thereto), which provides additional information about Majesco, is available to beneficial owners of our common stock without charge upon written request to: Adam Sultan, Corporate Secretary, Majesco Entertainment Company, 4041-T Hadley Road, S. Plainfield, New Jersey 07080. The information is also publicly available through the EDGAR system at www.sec.gov and is available on our website at www.majescoentertainment.com in the “Investor Info” section.

APPENDIX A

FORM OF
AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
MAJESCO ENTERTAINMENT COMPANY

(Originally incorporated as ConnectivCorp in 1998 under the laws of the state of Delaware)

MAJESCO ENTERTAINMENT COMPANY, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

    FIRST: The name of the corporation is Majesco Entertainment Company (the “Corporation”).

    SECOND: At a meeting of the Board of Directors of the Corporation, resolutions were duly adopted declaring the advisability of an amendment to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”), as follows, and providing that:

    Paragraph B and Paragraph C of Article Sixth of the Corporation’s Certificate of Incorporation are hereby deleted and replaced in their entirety by the following:

“B.           Subject to the rights of the holders of shares of any series of Preferred Stock then oustanding to elect additional directors under special circumstances, the Board of Directors of the Corporation shall be elected at each annual meeting of stockholders for a term expiring at the next annual meeting of stockholders following their election and shall remain in office until their successors shall have been elected and qualified or until their earlier death, resignation or removal, notwithstanding that any director may have been elected for a term that extended beyond the date of such next annual meeting of stockholders.

C.           Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise requried by law or by resolution of the Board of Directors, be filled only by a majority of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and directors so chosen shall serve for a term expiring at the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.”

    THIRD: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware (as amended from time to time), at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

    FOURTH: This Certificate of Amendment of Certificate of Incorporation was duly adopted at said meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (as amended from time to time).

    FIFTH: In accordance with Section 103(d) of the General Corporation Law of the State of Delaware (as amended from time to time), this Certificate of Amendment shall be effective upon its filing date.

A-1

IN WITNESS WHEREOF, Majesco Entertainment Company has caused this Certificate of Amendment to be signed by Jesse Sutton, its Chief Executive Officer, this ____ day of ______, 2015.

By: ______________________________________
Name:  Jesse Sutton
Title:  Chief Executive Officer

A-2

APPENDIX B

FORM OF
AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
MAJESCO ENTERTAINMENT COMPANY

(Originally incorporated as ConnectivCorp in 1998 under the laws of the state of Delaware)

    MAJESCO ENTERTAINMENT COMPANY, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

    FIRST: The name of the corporation is Majesco Entertainment Company (the “Corporation”).

    SECOND: At a meeting of the Board of Directors of the Corporation, resolutions were duly adopted declaring the advisability of an amendment to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”), as follows, and providing that:

    Paragraph C of Article Fifth of the Corporation’s Certificate of Incorporation is hereby deleted and replaced in its entirety by the following:

“C.           Any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of stockholders of the Corporation or by written consent in lieu of a meeting of stockhodlers; provided that (i) written consents are solicited from all stockholders entitled to vote at a meeting of stockholders, and the solicitation materials delivered by the requesting stockholder(s) include a description of the action or actions proposed to be taken by written consent and, with respect to each person or entity directing such solicitation or on whose behalf such solicitation is made, a description of any material interest of such entity or persons in the action or actions proposed to be taken by written consent, as well as any other required information and (ii) written consents setting forth the action or actions to be taken are signed by stockholders holding not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and are delivered to the Corporation in the manner required by Section 228 of the General Corporation law of the State of Delaware (as amended from time to time). The stockholders may not act by written consent in lieu of a meeting of stockholders except in accordance with the preceding sentence. References in this paragraph C to written consent shall be deemed to include a telegram, cablegram or other electronic transmission consenting to an action to be taken if such transmission complies with Section 228(d) of the General Corporation Law of the State of Delaware (as amended from time to time).”

    THIRD: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware (as amended from time to time), at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

    FOURTH: This Certificate of Amendment of Certificate of Incorporation was duly adopted at said meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (as amended from time to time).

    FIFTH: In accordance with Section 103(d) of the General Corporation Law of the State of Delaware (as amended from time to time), this Certificate of Amendment shall be effective upon its filing date.

B-1

    IN WITNESS WHEREOF, Majesco Entertainment Company has caused this Certificate of Amendment to be signed by Jesse Sutton, its Chief Executive Officer, this ____ day of ______, 2015.

By: ______________________________________
Name:  Jesse Sutton
Title:  Chief Executive Officer

B-2

APPENDIX C

FORM OF
AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
MAJESCO ENTERTAINMENT COMPANY

(Originally incorporated as ConnectivCorp in 1998 under the laws of the state of Delaware)

    MAJESCO ENTERTAINMENT COMPANY, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

    FIRST: The name of the corporation is Majesco Entertainment Company (the “Corporation”).

    SECOND: At a meeting of the Board of Directors of the Corporation, resolutions were duly adopted declaring the advisability of an amendment to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”), as follows, and providing that:

    The first paragraph in Paragraph A of Article Fourth of the Corporation’s Certificate of Incorporation is hereby deleted and replaced in its entirety by the following:

“The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 270,000,000 shares, consisting of 250,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”) and 20,000,000 shares of Preferred Stock, par value $0.001 per share (the “Preferred Stock”).”

    THIRD: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

    FOURTH: This Certificate of Amendment of Certificate of Incorporation was duly adopted at said meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

    FIFTH: In accordance with Section 103(d) of the General Corporation Law of the State of Delaware, this Certificate of Amendment shall be effective upon its filing date.

C-1

    IN WITNESS WHEREOF, Majesco Entertainment Company has caused this Certificate of Amendment to be signed by Jesse Sutton, its Chief Executive Officer, this ____ day of ______, 2015.

By: ______________________________________
Name:  Jesse Sutton
Title:  Chief Executive Officer

C-2

APPENDIX D

FORM OF
AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
MAJESCO ENTERTAINMENT COMPANY

(Originally incorporated as ConnectivCorp in 1998 under the laws of the state of Delaware)

    MAJESCO ENTERTAINMENT COMPANY, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

    FIRST: The name of the corporation is Majesco Entertainment Company (the “Corporation”).

    SECOND: At a meeting of the Board of Directors of the Corporation, resolutions were duly adopted declaring the advisability of an amendment to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”), as follows, and providing that:

    The second, third, fourth and fifth paragraphs in Paragraph A of Article Fourth of the Corporation’s Certificate of Incorporation are hereby deleted and replaced in their entirety by the following:

“Every [    ] shares of the Corporation’s Common Stock (the “Old Common Stock”), issued and outstanding immediately prior to the effectiveness of this amendment (the “Amendment Effective Time”), will be automatically reclassified as and converted into one share of common stock, par value $0.001 per share, of the Corporation (the “New Common Stock”) (such formula herein, the “Determined Ratio”).  Further, every right, option and warrant to acquire shares of Old Common Stock outstanding immediately prior to the Amendment Effective Time shall, as of the Amendment Effective Time and without any further action, automatically be reclassified into the right to acquire one (1) share of New Common Stock based on the Determined Ratio of shares of Old Common Stock to shares of New Common Stock, but otherwise upon the terms of such right, option or warrant (except that the exercise or purchase price of such right, option or warrant shall be proportionately adjusted).

Notwithstanding the immediately preceding paragraph, the Corporation shall not be required to issue or deliver any fractional shares of New Common Stock.  Each holder of such New Common Stock shall be entitled to receive for such fractional interest, and at the Amendment Effective Time any such fractional interest in such shares of New Common Stock shall be converted into the right to receive, an amount in cash, without interest, determined by multiplying (i) such fractional share interest to which the holder would otherwise be entitled by (ii) the closing sale price of the Common Stock (on a post-reverse-split basis as adjusted for the amendment effected hereby) on the trading day immediately prior to the Amendment Effective Time on The Nasdaq Stock Market, or if the principal exchange on which the Common Stock is then traded is other than The Nasdaq Stock Market, such exchange as may be applicable.  Shares of Common Stock that were outstanding prior to the Amendment Effective Time and that are not outstanding after the Amendment Effective Time shall resume the status of authorized but unissued shares of Common Stock.

Each stock certificate that, immediately prior to the Amendment Effective Time, represented shares of Old Common Stock shall, from and after the Amendment Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph.”

    THIRD: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

    FOURTH: This Certificate of Amendment of Certificate of Incorporation was duly adopted at said meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

    FIFTH: In accordance with Section 103(d) of the General Corporation Law of the State of Delaware, this Certificate of Amendment shall be effective upon its filing date.

    IN WITNESS WHEREOF, Majesco Entertainment Company has caused this Certificate of Amendment to be signed by Jesse Sutton, its Chief Executive Officer, this ____ day of ___________, 201_.

By: ______________________________________
Name:  Jesse Sutton
Title:  Chief Executive Officer

APPENDIX E

FORM OF
2014 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1    The purpose of this 2014 Equity Incentive Plan (this “Plan”) of Majesco Entertainment Company, a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1    The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws.  An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1    The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2    Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)           determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b)           grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)           approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)           construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)           cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)           accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)           adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and regrant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h)           determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)           determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)           acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)           determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3  Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4    Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5    Delegation of Non-Discretionary Functions.  In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1    Shares Available.  Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock.  For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2    Share Limit.  The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 2,250,000 shares of Common Stock (the “Share Limit”), all of which may be granted as options intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”).

The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3    Awards Settled in Cash, Reissue of Awards and Shares.  The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4    Reservation of Shares; No Fractional Shares.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1    Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1   Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an ISO or a non-qualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2   Additional Rules Applicable to ISOs.  To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3   Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4   Restricted Shares.

(a)           Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b)           Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock.  The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c)           Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5   Restricted Share Units.

(a)           Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one Common Share. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.  At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b)           Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates.  The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

(c)           Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant.  No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award.   Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date.  An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6   Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below).  Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7   Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2    Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1   Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2   Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

5.2.3   Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4   Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5   Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6   Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

5.2.7   Compensation Limitations.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed the Share Limit.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed the Share Limit.  The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3    Award Agreements.  Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4    Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5    Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Corporation, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

            In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.6    Definition of Fair Market Value.  For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets  . If the Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7    Transfer Restrictions.

5.7.1   Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2   Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3   Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

(a)           transfers to the Corporation,

(b)           the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

(c)           subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

(d)           subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

(e)           the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8    International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9    Vesting.  Subject to Section 5.1.2  hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-third of the total number of shares subject to the award on each of the first, second and third anniversaries of the date of grant.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1    Termination of Employment.

6.1.1   The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2   For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause” shall mean:

(i)           conviction of a felony or a crime involving fraud or moral turpitude; or

(ii)           theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii)           intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control , including violation of a non-competition or confidentiality agreement; or

(iv)           willful failure to follow lawful instructions of the person or body to which participant reports; or

(v)           gross negligence or willful misconduct in the performance of participant’s assigned duties.  Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3   For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares.  Similar rules shall apply in respect of RSUs.

6.2    Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3    Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.           ADJUSTMENTS; ACCELERATION

7.1    Adjustments.  Upon or in contemplation of any of the following events described in this Section 7.1,: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent  and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2    Change in Control.  Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii)           the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii)           the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv)           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

            Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3    Early Termination of Awards.  Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4    Other Acceleration Rules.  Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5    Possible Rescission of Acceleration.  If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1    Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2    Future Awards/Other Rights.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3    No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

8.4    Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5    Tax Withholding.  Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)           require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)           deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6    Effective Date, Termination and Suspension, Amendments.

8.6.1   Effective Date and Termination.  This Plan was approved by the Board and became effective on December 17, 2014.  Unless earlier terminated by the Board, this Plan shall terminate at the close of business on December 17, 2024. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2   Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3   Stockholder Approval.  To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4   Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5   Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7    Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8    Governing Law; Construction; Severability.

8.8.1   Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware

8.8.2   Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3   Plan Construction.

(a)  Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

(b)  Section 162(m).  Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

(c)  Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

(d)           No Guarantee of Favorable Tax Treatment.  Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9    Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10  Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11  Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12  No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13  Other Corporation Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14  Prohibition on Repricing.  Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the fair market value per share of Common Stock.

As adopted by the Board of Directors of Majesco Entertainment Company on December 17, 2014.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M81674-P60221 — KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MAJESCO ENTERTAINMENT COMPANY

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12.

	For All	Withhold All	For All Except
1. Election of directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate) Proposal to elect nominees: 01) Trent Donald Davis 02) Laurence Aronson 03) Mohit Bhansali	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

If Proposal No. 2 (as set forth under Item 2. below) is not approved, only Trent Donald Davis is nominated for election as a Class I Director, and the other two members of the Board of Directors shall continue their terms until their Class is due for election. If Proposal No. 2 is not approved, the Board recommends a vote FOR Trent Donald Davis as a Class I Director.

In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments of the meeting.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as name(s) appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

M81675-P60221

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
MARCH 30, 2015

THE BOARD OF DIRECTORS OF MAJESCO ENTERTAINMENT COMPANY SOLICITS THIS PROXY

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement in connection with the Annual Meeting of Stockholders to be held at 9:30 a.m. (local time) on March 30, 2015, at the offices of Thompson Hine LLP, located at 335 Madison Avenue, 11th Floor, New York, New York 10017, and hereby appoints Jesse Sutton, our Chief Executive Officer, and Michael Vesey, our Chief Financial Officer, with full power to act alone, and each of them (with full power to act alone), as attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Majesco Entertainment Company registered in the name provided in this Proxy which the undersigned is entitled to vote at the Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers the undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR Proposals 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11 and 12.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side